AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2000

                                        SECURITIES ACT FILE NO. 333-93955
                                 INVESTMENT COMPANY ACT FILE NO. 811-9771

=========================================================================

                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                             FORM N-2

      / / REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/ PRE-EFFECTIVE AMENDMENT NO. 1

      / /  POST-EFFECTIVE AMENDMENT NO. AND/OR

      / /  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
           1940
      /X/  AMENDMENT NO. 1

      (CHECK APPROPRIATE BOX OR BOXES)

            BROADWAY STREET POOLED TRUST PREFERRED FUND A


    (Exact name of registrant as specified in its declaration of trust)


            c/o Stifel, Nicolaus & Company, Incorporated
                          501 N. Broadway
                     St. Louis, Missouri  63102

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                   THE CORPORATION TRUST COMPANY
                         1209 ORANGE STREET
                    WILMINGTON, DELAWARE  19801

      (Name, address, including zip code of agent for service)

                             Copies to:

      DENIS P. MCCUSKER, ESQ.          THOMAS S. HARMAN, ESQ.

     HAROLD R. BURROUGHS, ESQ.

         BRYAN CAVE LLP             MORGAN, LEWIS & BOCKIUS LLP
 211 NORTH BROADWAY, SUITE 3600         1800 M STREET, N.W.
 ST. LOUIS, MISSOURI 63102-2750       WASHINGTON, D.C.  20036
          314-259-2000                    (202) 467-7662
    314-259-2020 (TELECOPIER)       (202) 467-7176 (TELECOPIER)


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /
     It is proposed that this filing will become effective (check appropriate box):
          /X/ when declared effective pursuant to section 8(c)
     If appropriate, check the following box:
          / / this amendment designates a new effective date for a previously filed registration statement.
     / /This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -_____.


                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=====================================================================================================
                                            PROPOSED MAXIMUM    PROPOSED MAXIMUM        AMOUNT OF
 TITLE OF SECURITIES      AMOUNT BEING        OFFERING PRICE    AGGREGATE OFFERING   REGISTRATION FEE
  BEING REGISTERED       REGISTERED<F1>     PER SHARE<F1><F2>       PRICE<F1>              <F3>
-----------------------------------------------------------------------------------------------------
Shares representing
  beneficial interest      2,300,000            $25.00             $57,500,000           $15,986
=====================================================================================================

<F1> Includes an aggregate of 300,000 Shares that may be issued in connection with the exercise of an over-allotment option.
<F2> Estimated solely for the purpose of calculating the registration fee.
<F3> Previously paid.

                      --------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

========================================================================

                                CROSS-REFERENCE SHEET<F*>
          ITEM NUMBER IN FORM N-2                           CAPTION IN PROSPECTUS

                        PART A - INFORMATION REQUIRED IN PROSPECTUS
 1. Outside Front Cover                         Front Cover Page
 2. Inside Front and Outside Back Cover Page    Front Cover Page; Underwriting
 3. Fee Table and Synopsis                      Prospectus Summary; Fee Table
 4. Financial Highlights                        Not Applicable
 5. Plan of Distribution                        Front Cover Page; Prospectus Summary; Net Asset Value;
                                                Underwriting
 6. Selling Shareholders                        Not Applicable
 7. Use of Proceeds                             Use of Proceeds
                                                Investment Objective and Policies
 8. General Description of the Registrant       Front Cover Page; Prospectus Summary; The Fund;
                                                Investment Objective and Policies; Investment
                                                Restrictions; Risk Factors; Dividends and
                                                Distributions; Additional Information
 9. Management                                  Fund Trustees; Management Arrangements
10. Capital Stock, Long-Term Debt
     and Other Securities                       Description of the Shares
11. Defaults and Arrears on Senior Securities   Not Applicable
12. Legal Proceedings                           Not Applicable
13. Table of Contents of the Statement
     of Additional Information                  Not Applicable

            PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

14. Cover Page                                  Not Applicable
15. Table of Contents                           Not Applicable
16. General Information and History             Not Applicable
17. Investment Objective and Policies           Prospectus Summary; Investment Objective and Policies;
                                                Investment Restrictions
18. Management                                  Fund Trustees; Management Arrangements
19. Control Persons and Principal
     Holders of Securities                      Management Arrangements; Underwriting
20. Investment Advisory and Other Services      Management Arrangements
21. Brokerage Allocation and Other Practices    Investment Objective and Policies
22. Tax Status                                  Certain Federal Income Tax Consequences
23. Financial Statements                        Experts; Independent Auditors' Report; Statement of
                                                Assets and Liabilities

                     PART C--OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[FN]
<F*> Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B--Statement of Additional Information has been included in Part A--The Prospectus.

**************************************************************************
* The information in this prospectus is not complete and may be changed. *
* The Trust may not sell these securities until the Registration         *
* Statement filed with the Securities and Exchange Commission is         *
* effective. This prospectus is not an offer to sell these securities    *
* and we are not soliciting an offer to buy these securities in any      *
* state where the offer or sale is not permitted.                        *
**************************************************************************


            SUBJECT TO COMPLETION, DATED FEBRUARY 14, 2000


PROSPECTUS
                          2,000,000 SHARES
                    BROADWAY STREET POOLED TRUST
                          PREFERRED FUND A
                    OFFERING PRICE $25 PER SHARE

                    ----------------------------

     Broadway Street Pooled Trust Preferred Fund A (the "Fund"), is a Delaware business trust which is registered as a non-diversified closed-end management investment company. The Fund intends to offer shares of beneficial interests in the assets of the Fund (the "Shares"). The Fund will use substantially all of the proceeds from the sale of the Shares to purchase and hold a portfolio of trust preferred securities (the "Portfolio Trust Preferred Securities") issued by the financing subsidiaries of not fewer than ten bank holding companies (the "Portfolio Issuers").

     We will apply to have the Shares listed for trading on the American Stock Exchange, Inc. The trading or "ticker" symbol of the Shares is expected to be "PTPA."

   INVESTING IN THE SHARES INVOLVES CERTAIN RISKS WHICH ARE DESCRIBED IN
    THE "RISK FACTORS" SECTION BEGINNING ON PAGE 6 OF THIS PROSPECTUS.

                    ----------------------------

    THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT SAVINGS OR DEPOSIT ACCOUNTS, ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK OR OTHER
  INSURED DEPOSITORY INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE
         INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                    ----------------------------

    THE SHARES OF CLOSED-END INVESTMENT COMPANIES, SUCH AS THE FUND, FREQUENTLY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUES. INVESTORS
    IN THIS OFFERING SHOULD NOTE THAT THE SHARES MAY LIKEWISE TRADE AT A DISCOUNT TO NET ASSET VALUE. THIS RISK MAY BE GREATER FOR
    INVESTORS WHO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD
             AFTER COMPLETION OF THE PUBLIC OFFERING.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     ==========================================================================================
                                                            PER SHARE                 TOTAL
     ------------------------------------------------------------------------------------------
     Public offering price                                    $25.00               $50,000,000
     ------------------------------------------------------------------------------------------
     Sales load <F1>                                            --                      --
     ------------------------------------------------------------------------------------------
     Proceeds to the Fund <F2>                                $25.00               $50,000,000
     ==========================================================================================

<F1> The Underwriters will receive a fee in the amount of 5% of the public offering price per Share or an aggregate of $2,500,000, to be paid by the bank holding companies. We have granted the Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional 300,000 Shares to cover over-allotments, if any. If such option is exercised in full, the bank holding companies will pay the Underwriters $2,875,000.00. See "Underwriting."
<F2> If the over-allotment option is exercised in full, the Total
     Proceeds to the Fund will be $57,500,000.  See "Underwriting."


     The Fund expects that the Shares will be ready for delivery, in book-entry form only through the facilities of The Depository Trust Company, on or about _________, 2000.


                    STIFEL, NICOLAUS & COMPANY
                           INCORPORATED
                           __________, 2000.

                        SUMMARY INFORMATION

     This summary highlights selected information from the prospectus to help you understand the Shares. This summary does not, however, contain all the information that may be important to you. Certain capitalized terms used in this section are defined in other places in this prospectus. You should carefully read this prospectus to fully understand the terms of the Shares, as well as the tax and other considerations that are important to you in making a decision about whether to invest in the Shares. You should pay special attention to the "Risk Factors" section to determine whether an investment in the Shares is appropriate for you.

WHAT IS THE FUND?


     Broadway Street Pooled Trust Preferred Fund A is a recently created Delaware business trust. The Fund is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 and will be treated as a grantor trust for United States federal income tax purposes. The Fund expires on ________________, 2054, but may be terminated earlier under certain circumstances. See "The Fund" for more information.


WHAT ARE WE OFFERING?

     We are offering, through the Underwriters, 2,000,000 Shares at a price of $25 per Share. The Underwriters may also purchase up to an additional 300,000 Shares at the price of $25 per Share, plus accrued distributions from ___________, 2000, within 30 days of the date of this prospectus in order to cover over-allotments, if any. See "Underwriting."

WHAT DOES THE OWNERSHIP OF A SHARE REPRESENT?

     Each Share is a security that represents a proportionate share of the undivided beneficial interests in the assets of the Fund.

HOW WILL WE INVEST THE PROCEEDS OF THIS OFFERING?

     We will invest the net proceeds of this offering in the Portfolio Trust Preferred Securities, which will be issued by the Portfolio Issuers, which are recently-created Connecticut statutory trusts. The Portfolio Issuers will indirectly use the net proceeds of this offering to purchase subordinated debentures (the "Subordinated Debentures") issued by their parent bank holding companies (not fewer than ten) referred to in this prospectus (the "Bank Holding Companies"). The Portfolio Trust Preferred Securities represent undivided beneficial interests in the assets of the Portfolio Issuers, which will primarily consist of the Subordinated Debentures and payments received on such Subordinated Debentures. See "Investment Objective and Policies--Fund Assets" and "The Bank Holding Companies."

     Neither the Portfolio Trust Preferred Securities nor the
Subordinated Debentures will be assigned a credit quality rating by a nationally recognized securities rating organization such as Standard & Poor's Corporation or Moody's Investors Service.

WHAT ARE OUR INVESTMENT OBJECTIVES AND POLICIES?

     Our investment objective is to provide current income by investing all of our assets in the Portfolio Trust Preferred Securities issued by the Portfolio Issuers, representing indirect interests in the subordinated debentures issued by the Bank Holding Companies. See "The Trust Preferred Securities."

WHAT DISTRIBUTIONS SHOULD YOU EXPECT TO RECEIVE ON YOUR SHARES?


     We will pay distributions on the Shares on a quarterly basis, which will be equal to your proportionate share of the cash distributions on the Portfolio Trust Preferred Securities. The weighted average rate of the quarterly distributions on the Shares are expected to be [__]% of the liquidation amount of such securities. The distributions will be made on the last day of each March, June, September and December in each year, starting ___________, 2000, to the record holders of the Shares as of the 15th day of that month. The Bank Holding Companies may delay or default on payments on the Subordinated Debentures as described below, which would cause a delay or decrease in distributions on the Shares.

     We will also pay to you your proportionate share of any distribution of principal in respect of the Portfolio Trust Preferred Securities in the event of an early redemption of the Portfolio Trust Preferred Securities.


WHEN WILL YOUR INVESTMENT MATURE?

     You will receive a distribution on the Shares you own, in an amount equal to your proportionate share of the liquidation amount of the Portfolio Trust Preferred Securities then maturing or redeemed, when


     * the Portfolio Trust Preferred Securities mature, which will be no later than ____________, 2030; or


     * one or more of the Bank Holding Companies elects to have the Portfolio Trust Preferred Securities redeemed, which it may do at any time starting five years from the date of issuance.


     See "Structural Diagram," "Use of Proceeds," and "Investment
Objective and Policies."

     If the Portfolio Trust Preferred Securities of one or more of the Portfolio Issuers or the Subordinated Debentures of one or more of the Bank Holding Companies are redeemed, the Fund will continue to hold the remaining securities in its portfolio, but your investment will become correspondingly less diversified. Additionally, such an early redemption event will result in a distribution on the Shares you own in an amount equal to your proportionate share of the liquidation amount and will also reduce the amount of the quarterly distribution on the Shares.

CAN PAYMENTS ON THE SHARES BE DEFERRED?

     Each Bank Holding Company has the right to defer payments under its Subordinated Debentures, which would result in a corresponding deferral of payments on the Shares. It may elect such deferral at any time, for periods of up to 20 consecutive quarters. Deferred distributions would accumulate on the related Portfolio Trust Preferred Securities and the Shares during such deferral periods, and the Bank Holding Company would be prohibited from paying regular dividends to its shareholders during deferral periods. See "The Subordinated Debentures -- Option to Extend Interest Payment Period."

WILL THERE BE ANY GUARANTEE OR COLLATERAL SECURING THE SHARES?

     The Shares will represent only an undivided beneficial interest in the Portfolio Trust Preferred Securities, which will, in turn, represent an indirect interest in the Subordinated Debentures issued by the Bank Holding Companies. Although each Bank Holding Company will issue a guarantee relating to the Portfolio Trust Preferred Securities of its Portfolio Issuer (the "Guarantee"), the Guarantee will only require the Bank Holding Company to guarantee distributions on its Subordinated Debentures and, as a result, on its Portfolio Issuer's Portfolio Trust Preferred Securities to the extent that its Portfolio Issuer has legally available funds on hand at such time. The Subordinated Debentures will be subordinated to the senior debt, subordinated debt and other senior obligations issued by the Bank Holding Companies, and will not be guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or other third party. See "The Subordinated Debentures - Subordination," "The Trust Preferred Securities Guarantee," and "Relationship Among the Portfolio Trust Preferred Securities, the Subordinated Debentures and the Guarantee."

WHAT ARE THE TAX EFFECTS OF AN INVESTMENT IN SHARES?

     The Fund intends to be classified as a grantor trust for United States federal income tax purposes. This means that generally you will be treated as the beneficial owner of a pro rata undivided beneficial interest in the Portfolio Trust Preferred Securities and in the underlying Subordinated Debentures. Generally, stated interest payments on the Subordinated Debentures will be includable in your gross income at the time that such payments are paid or accrued in accordance with your regular method of accounting. If payments on the Subordinated Debentures and the Shares are deferred as referred to above, you will be required to include in your gross income any original issue discount accrued with respect to your allocable share of the Subordinated Debentures whether or not cash is actually distributed to you. See "Certain United States Federal Income Tax Considerations."

WHAT VOTING RIGHTS WILL THE HOLDERS OF THE SHARES HAVE?

     You are entitled to one vote for each Share you own. See
"Description of Shares -- Voting Rights."

WILL THE SHARES BE LISTED?

     We intend to apply to have the Shares listed for trading on the American Stock Exchange, Inc. ("Amex") under the symbol "PTPA" You should be aware that listing the Shares on the Amex will not necessarily ensure that a liquid trading market will be available for the Shares. See "Risk Factors--Risk Factors Related to the Shares--The trading market for the Shares will be uncertain."

WHAT REPORTS WILL THE HOLDERS OF SHARES RECEIVE?

     We will send you annual and other reports, as required under the securities laws, providing information about the performance of the Fund and the valuation of our assets. We will not be providing you with detailed financial information about the Bank Holding Companies or other specific information about any of the Portfolio Trust Preferred Securities issued by the individual Portfolio Issuers.

WHAT RISKS ARE ASSOCIATED WITH INVESTING IN THE SHARES?


     You should carefully consider the risks in connection with this Offering set forth under "Risk Factors" beginning on page 6, in particular the risk that the Preferred Securities may be redeemed by one or more of the Bank Holding Companies five years from the date of issuance and the risk that one or more of the Bank Holding Companies may, at any time, or from time to time, defer payment of distributions on their Preferred Securities for a period of up to 20 consecutive quarters, during which period you may be required to include your portion of the deferred payments in your taxable income.


HOW WILL THE FUND BE MANAGED AND WHAT MANAGEMENT FEES WILL THE FUND PAY?

     The Fund will be internally managed and will not have an investment adviser, which means that there will be no outside manager or adviser to manage the Fund's portfolio. The Fund's portfolio will not be actively managed; the assets of the Fund will not be traded but will be held as required by the agreement that governs the Fund. The Fund will be under the supervision of the Fund Trustees. ______________________ ("Administrator") will act as administrator of the Fund and will enter into service agreements on behalf of the Fund with service providers, including the custodian for the Fund's assets and paying agent, transfer agent and registrar for the Shares. The Fund will pay the Administrator a quarterly fee at an annual rate of [_____]% of the net asset value of the Fund.

     The Bank Holding Companies will reimburse the Fund for the fee paid to the Administrator. See "Management Arrangements."

                             FEE TABLE

     Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist you in understanding the costs and expenses that an investor will bear directly and indirectly. Because the Fund will not bear any ongoing fees or expenses, you will not bear any direct expenses. The only expenses that you might be considered to bear indirectly are (a) the underwriter's compensation payable by the bank holding companies with respect to such investor's Share(s) and (b) the ongoing expenses of the Fund (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $ __ per year in the aggregate, which the Bank Holding Companies will pay.

     SHAREHOLDER TRANSACTION EXPENSES

          Maximum Sales Load (as a
            percentage of offering price)                           %<Fa>

          Reinvestment Plan Fees                           Not Applicable

     ANNUAL EXPENSES (as a percentage of net assets)

          Management Fees <Fb>                                     0%
          Other Expenses <Fc>                                       %
          Total Annual Expenses <Fc>                               0%
          Expense Reimbursement <Fc>                                %
          Net Expenses                                          0.00%

------------
<Fa> Because the proceeds of the sale of the Shares will be indirectly invested in the Subordinated Debentures, the Bank Holding
     Companies have agreed to pay the Underwriters' compensation of 5% of the face amount per Share. See the cover page of this prospectus and "Underwriting." You may pay brokerage charges if you purchase or sell Shares on the Amex.

<Fb> See "Management Arrangements." The Fund will be internally managed; consequently, the Fund will not pay any separate investment advisory fee. [Name of Fund Administrator] will act as the Administrator (as defined herein) of the Fund.

<Fc> The Bank Holding Companies will pay, on a pro-rata basis, the ongoing administrative and other expenses of the Fund, including expenses associated with the initial public offering of the Shares. Each Bank Holding Company's contractual obligation to the Fund to pay such expenses continues so long as its Portfolio Trust Preferred Securities are held by the Fund. See "Management Arrangements--Estimated Expenses." Absent such arrangement, the Fund's "Other Expenses" and "Total Annual Expenses" are estimated to initially be $_______ in the aggregate or __% of the Fund's net assets.

     This table is intended to assist you in understanding the costs and expenses that a holder of Shares will bear directly or indirectly. The example utilizes a 5% annual rate of return, which is required by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

         EXAMPLE                                         1 YEAR           3 YEARS
                                                         ------           -------
         An investor would pay the following
          expenses on a $1,000 investment, including
          the maximum sales load of [$0] and assuming
          (1) no annual expenses and (2) a 5% annual
          return throughout the periods                    $0               $ 0

     Each of the Bank Holding Companies has agreed to pay its proportionate share of all of the ongoing operating expenses of the Fund. However, if one or more of them should be unable to do so or otherwise fail to do so, the unreimbursed portion of the expenses will reduce the amounts available for distribution on the Shares. No Bank Holding Company is responsible for the expense reimbursement obligation of any other Bank Holding Company.

                         STRUCTURAL DIAGRAM




[Diagram or Transaction Structure illustrating parties to transaction and flow of funds]

                            RISK FACTORS

     Your investment in the Shares will involve certain risks. You should carefully consider the following discussion of risks before deciding whether an investment in the Shares is suitable for you.

RISK FACTORS RELATED TO THE SHARES
----------------------------------

     The following risk factors relate specifically to the structure of the Fund, and may therefore have a significant impact upon an investment in the Shares:

OUR PORTFOLIO WILL NOT BE ACTIVELY MANAGED

     The Fund will not be managed like a typical management investment company. The Fund has a fundamental policy to invest its entire portfolio in the Portfolio Trust Preferred Securities and any distributions thereon, and not to dispose of the Portfolio Trust Preferred Securities during the term of the Fund. As a result, except to the extent redeemed by the Portfolio Issuers or the Bank Holding Companies, the Fund will continue to hold the Portfolio Trust Preferred Securities despite any adverse changes in the financial condition of the Portfolio Issuers, the related Bank Holding Companies or the market in general.

WE WILL NOT HAVE A DIVERSIFIED PORTFOLIO

     The Fund is classified as a "non-diversified" management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, since the Fund will invest in the trust preferred securities of as few as ten issuers, the Fund may be subject to greater risk with respect to the portfolio securities than a management investment company that is "diversified," because changes in the financial condition or market assessment of any single Portfolio Issuer may cause significant fluctuations in the net asset value of the Fund. Similarly, the Fund's investment exclusively in the trust preferred securities issued by affiliates of bank holding companies will make the net asset value of the Fund and the value of the Shares particularly susceptible to changes affecting the banking industry.

THERE IS NO TRADING HISTORY IN THE SHARES

     The Shares have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the Shares may vary considerably because of complex and interrelated economic, financial and political factors and other factors that can affect the capital markets generally. These factors are difficult to predict and are beyond our control.

WE ARE A CLOSED-END FUND

     The Fund is a closed-end investment company. That means that you will not have the right to require us to redeem your Shares. You will be able to sell your Shares only in secondary transactions.

THE SHARES MAY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE

     The Fund is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a price that is lower than their net asset values. This risk is separate from the risk that the Fund's net asset value will decrease. We cannot predict whether the Shares will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is greater for investors who want to sell their investments in a relatively short period of time after completion of this offering. For those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance determined over time.

THE TRADING MARKET FOR THE SHARES WILL BE UNCERTAIN

     The Shares are a new issue of securities and, accordingly, have no established trading market. You cannot assume that a trading market will develop. If such a trading market does develop, we cannot assure you that there will be liquidity in the trading market. If the trading market for the Shares is limited, there may be a limited number of buyers when you decide to sell your Shares if you do not want to hold your investment until maturity. This may affect the price you receive.

     The Fund will apply for the listing of the Shares on the Amex. If the Shares are delisted or if trading in the Shares is suspended on the Amex, we will apply for the listing of the Shares on another national securities exchange or for quotation on another trading market. If the Shares are not listed or traded on any securities exchange or trading market, or if trading of the Shares is suspended, pricing information for the Shares may be more difficult to obtain. The price and liquidity of the Shares may also be adversely affected.

EACH BANK HOLDING COMPANY HAS THE OPTION TO DEFER THE INTEREST PAYMENTS
     ON ITS SUBORDINATED DEBENTURES

     Each Bank Holding Company has the right to defer payment of interest on its Subordinated Debentures at any time, for periods of up to 20 consecutive quarters. During such periods of deferral, distributions on the related Portfolio Trust Preferred Securities, and, as a result, a portion of the distributions on the Shares, would also be deferred. Deferred distributions would accumulate, however, on that portion of the Portfolio Trust Preferred Securities and the Shares during such deferral periods.

EACH BANK HOLDING COMPANY HAS THE OPTION TO SHORTEN THE STATED MATURITY
     OF ITS SUBORDINATED DEBENTURES

     Each Bank Holding Company may shorten the maturity date of its Subordinated Debentures, starting five years after the date of issuance.




YOU WILL NOT RECEIVE FINANCIAL STATEMENTS FROM THE BANK HOLDING
     COMPANIES

     You will not receive periodic financial statements or other detailed financial information about the Bank Holding Companies or other specific information about any of the Portfolio Trust Preferred Securities issued by the individual Portfolio Issuers. The only periodic reports we will send you will be the annual and other reports required under the federal securities laws, providing information about the performance of the Fund and the valuation of our assets.

RISK FACTORS RELATED TO THE PORTFOLIO TRUST PREFERRED SECURITIES
----------------------------------------------------------------

     The following risk factors relate specifically to the Portfolio Trust Preferred Securities and may therefore have a significant impact on the value of the Shares:

THE SUBORDINATED DEBENTURES AND THE GUARANTEES RANK SUBORDINATE TO OTHER
     OBLIGATIONS OF THE BANK HOLDING COMPANIES

     The Subordinated Debentures and the Guarantees issued by the Bank Holding Companies are unsecured and rank subordinate and junior in right of payment to all senior debt, subordinated debt and additional senior obligations issued by the Bank Holding Companies. Neither the Indentures, the Guarantees nor the Trust Agreements to which the Bank Holding Companies are a party place any limitations on the amount of secured or unsecured debt, including senior debt, subordinated debt and additional senior obligations, that may be incurred by any Bank Holding Company at any time in the future.

EACH BANK HOLDING COMPANY HAS THE OPTION TO DEFER INTEREST PAYMENTS ON
     ITS SUBORDINATED DEBENTURES, AND YOU WOULD STILL RECOGNIZE THE ACCRUED INTEREST FOR TAX PURPOSES

     Each of the Bank Holding Companies has the right to defer payment of interest on its Subordinated Debentures (and consequently cause deferral in distributions on the related Portfolio Trust Preferred Securities) at any time, or from time to time, for a period of up to 20 consecutive quarterly periods (an "Extension Period"), except that no Extension Period may extend beyond the maturity date of the Subordinated Debentures. There is no limitation on the number of times that a Bank Holding Company may elect to begin a new Extension Period. During an Extension Period, a Bank Holding Company will not pay interest on its Subordinated Debentures and distributions on the related Portfolio Trust Preferred Securities will not be paid, but the distributions will continue to accrue, with interest at the rate borne by the Subordinated Debentures, compounded quarterly. Even if you are a cash basis taxpayer, during any Extension Period you would still be required to recognize the accrued but unpaid distributions as taxable income (in the form of original issue discount) even though no cash would actually be paid during that year. A deferral would be expected to negatively impact the market price for the Shares.

     During a deferral period of a Bank Holding Company, it is not permitted to pay any dividends on its capital stock. However, since the shares of the Bank Holding Companies are not widely held, that limitation may not be as significant a deterrent to deferral as it would be for more widely-held holding companies.

A DEFAULT BY ONE OR MORE OF THE BANK HOLDING COMPANIES WOULD ADVERSELY
     AFFECT THE VALUE OF YOUR SHARES

     The Fund is a non-diversified closed-end investment company which will invest all of the net proceeds of this offering in the Portfolio Trust Preferred Securities issued by the Portfolio Issuers, each of which is affiliated with the one of the Bank Holding Companies. A default by any of the Bank Holding Companies on its obligations under the Subordinated Debentures or the Guarantee will have a material adverse effect on the value of the Shares.

WE HAVE ONLY LIMITED RIGHTS UNDER THE GUARANTEES PROVIDED BY THE BANK
     HOLDING COMPANIES

     A Guarantee will be issued by each Bank Holding Company relating to its Subordinated Debentures and its Portfolio Issuer's Portfolio
Trust Preferred Securities. However, the Guarantee only requires the
Bank Holding Company to guarantee distributions on its Portfolio Trust Preferred Securities to the extent its Portfolio Issuer has legally available funds on hand at such time. The Portfolio Issuers have no assets other than the Subordinated Debentures and will not maintain any regular funds, since all interest payments on the Subordinated Debentures immediately pass through the Portfolio Issuers to the Fund as distributions on the Portfolio Trust Preferred Securities.

EACH BANK HOLDING COMPANY HAS THE OPTION TO REDEEM ITS SUBORDINATED
     DEBENTURES


     Each Bank Holding Company may elect to redeem its Subordinated
Debentures, in whole or in part, on any Distribution Date occurring on or after the date five years from the date of issuance. Any such redemption will cause a redemption of a proportionate amount of the Portfolio Trust Preferred Securities. If this were to occur, it would result in a distribution of principal to the holders of Shares and a reduction in the amount of each ongoing quarterly distribution. It would also cause the Fund's investment portfolio to become even less diversified.

EACH BANK HOLDING COMPANY HAS THE OPTION TO EXCHANGE ITS SUBORDINATED
     DEBENTURES FOR PORTFOLIO TRUST PREFERRED SECURITIES

     Each of the Bank Holding Companies will have the right at any time to terminate its Portfolio Issuer and, after satisfaction of claims of creditors of that Portfolio Issuer, to cause its Subordinated Debentures to be distributed to the Fund in exchange for its Portfolio Trust
Preferred Securities.

     Under current United States federal income tax law, and assuming, as anticipated by management of the Bank Holding Companies, that the Portfolio Issuers will be classified as grantor trusts and not as associations taxable as corporations, a distribution of Subordinated Debentures in exchange for Preferred Securities upon the dissolution of a Portfolio Issuer would not be a taxable event to the Fund or to you, as a shareholder of the Fund. If, however, the Portfolio Issuers were classified as associations taxable as corporations, a distribution of Subordinated Debentures in exchange for Portfolio Trust Preferred Securities would constitute a taxable event to the Portfolio Issuers, to the Fund and to you, as a shareholder of the Fund.

THE SUBORDINATED DEBENTURES, THE PORTFOLIO TRUST PREFERRED SECURITIES,
     THE GUARANTEES AND THE SHARES ARE NOT INSURED BY THE FDIC OR OTHER GOVERNMENTAL AGENCY

     While the Portfolio Trust Preferred Securities and the
Subordinated Debentures represent a loan to the Bank Holding Companies, neither the Portfolio Trust Preferred Securities, the Subordinated Debentures, the Guarantees nor the Shares are insured by the Federal Deposit Insurance Corporation or any other state or federal governmental agency.

THERE WILL NOT BE ANY PUBLIC MARKET FOR THE PORTFOLIO TRUST PREFERRED
     SECURITIES, THE SUBORDINATED DEBENTURES OR THE GUARANTEES

     The Portfolio Trust Preferred Securities, the Subordinated Debentures and the Guarantees will be issued in private transactions and will not be registered with the SEC. The Fund will purchase each of the Portfolio Trust Preferred Securities and the Guarantees from the Portfolio Issuers and the Bank Holding Companies in separate private transactions pursuant to separate Trust Preferred Securities Purchase Agreements. Consequently, the Portfolio Trust Preferred Securities, Subordinated Debentures and Guarantees will be restricted securities for which no public market is expected to ever develop.

     In the event that a trading market for the Portfolio Trust
Preferred Securities, Subordinated Debentures or Guarantees does ever develop, there can be no assurance that it can or will be maintained. Accordingly, there can be no assurance as to the liquidity of the Portfolio Trust Preferred Securities, the Subordinated Debentures or the Guarantees.

RISK FACTORS RELATED TO THE BANK HOLDING COMPANIES
--------------------------------------------------

     The following risk factors relate specifically to the Bank Holding Companies, and may therefore have a significant impact on the value of the Shares:

EACH BANK HOLDING COMPANY IS GEOGRAPHICALLY CONCENTRATED AND SUBJECT TO
     CHANGES IN LOCAL ECONOMIC CONDITIONS

     While each of the Bank Holding Companies serves different geographic markets, they are each geographically concentrated in their markets and are thus subject to changing economic conditions in such geographic markets.

THE BANK HOLDING COMPANIES AND THEIR BANK SUBSIDIARIES ARE DEPENDENT ON
     THEIR SENIOR MANAGEMENT

     Each Bank Holding Company's growth and development to date has been largely a result of the contributions of certain of their senior executive officers. Because the Bank Holding Companies are each relatively small bank holding companies, they do not possess the depth of senior management found within their larger competitors. The loss of the services of any one or more of these individuals could have a material adverse effect on such Bank Holding Company's business and development. There is no assurance that replacements for any of such officers could provide the same leadership.

THE RIGHTS OF THE BANK HOLDING COMPANIES TO THE ASSETS OF THEIR BANK
     SUBSIDIARIES ARE SUBJECT TO THE PRIOR CLAIMS OF OTHERS

     Because the Bank Holding Companies are holding companies, the right of a Bank Holding Company to participate in any distribution of assets of any of its subsidiaries is subject to the prior claims of creditors of that subsidiary (including depositors), except to the extent that the Bank Holding Company may itself be recognized as a creditor of that subsidiary. Accordingly, the Portfolio Trust Preferred Securities will be effectively subordinated to all existing and future liabilities of the Bank Holding Companies' subsidiaries, and the Fund will look only to the assets of the Bank Holding Companies for payments on the Subordinated Debentures. The documents relating to the Portfolio Trust Preferred Securities do not limit the amount of secured or unsecured debt that the Bank Holding Companies' subsidiaries may incur in the future.

THE PROFITABILITY OF THE BANK HOLDING COMPANIES AND THEIR BANK
     SUBSIDIARIES MAY FLUCTUATE SUBSTANTIALLY

     Each Bank Holding Company's operating results may fluctuate substantially from period to period as a result of a number of factors affecting its subsidiaries, including the volume of loan production, interest rates and risk of credit losses. Further, each Bank Holding Company's subsidiaries are separate legal entities and have no obligations to make any funds available to its Bank Holding Company. There are also regulatory limitations on each subsidiary bank's ability to make loans or distributions or pay dividends to its Bank Holding Company. See "The Bank Holding Companies--Supervision and Regulation." Consequently, there is no assurance that each subsidiary bank will, at all times, be in a position to make dividends or other distributions to its Bank Holding Company in an amount sufficient for it to service its Subordinated Debentures or for its Portfolio Issuer to pay the distributions due on its Portfolio Trust Preferred Securities.

     Each subsidiary bank's profitability is dependent to a large extent on its net interest income, which is the difference between its income on interest-earning assets and its expense on interest-bearing liabilities. The subsidiary banks, like most financial institutions, are affected by changes in general interest rate levels and by other economic factors beyond their control. Interest rate risk arises in part from the mismatch (i.e., the interest sensitivity gap) between the dollar amount of repricing or maturing interest earning assets and interest bearing liabilities, and is measured in terms of the ratio of the interest rate sensitivity gap to total assets. If a bank has more interest earning assets than interest bearing liabilities repricing or maturing over a given time period, it is considered asset-sensitive and such asset-sensitivity is reflected as a positive gap. If a bank has more interest bearing liabilities than interest earning assets repricing or maturing over a given time period, it is considered liability-sensitive and such liability sensitivity is reflected as a negative gap. A liabilities-sensitive position (i.e., a negative gap) may generally enhance net interest income in a falling interest rate environment (because interest expense will generally decrease faster than interest income), but will reduce net interest income in a rising interest rate environment (because interest expense will generally increase faster than interest income). An asset-sensitive position (i.e., a positive gap) may generally enhance net interest income in a rising interest rate environment and will reduce net interest income in a falling interest rate environment.
Fluctuations in
interest rates are not predictable or controllable, and each bank's asset or liability sensitive position will vary from time to time. If a subsidiary bank's interest income and profitability decline due to changes in market rates of interest, its Bank Holding Company's ability to pay the Subordinated Debentures may be substantially impaired, which could make a deferral of interest payments or a default in payment on the Portfolio Trust Preferred Securities more likely to occur.

THERE ARE REGULATORY RESTRICTIONS ON PAYMENTS OF DIVIDENDS TO THE BANK
     HOLDING COMPANIES

     Each of the banking subsidiaries of the Bank Holdings Companies is subject to various regulatory restrictions upon the amount of dividends that it may pay to its Bank Holding Company. The inability of any banking subsidiary to pay dividends to its Bank Holding Company due to such regulatory restrictions may have a material adverse effect on such Bank Holding Company's ability to pay interest or repay principal with respect to its Subordinated Debentures. See "The Bank Holding Companies--Supervision and Regulation."

OUR COMPUTER SYSTEMS MAY NOT BE YEAR 2000 COMPLIANT

     Many computer systems and software applications were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems and software applications used by the Fund, the Portfolio Issuers, the Bank Holding Companies or the Fund's service providers do not properly address this problem. The Fund intends to seek assurances from its service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Fund will continue to monitor the situation. At this time, however, the Fund cannot assure you that its service providers have anticipated every step necessary to avoid any adverse effect on the Fund caused by the Year 2000 Problem.

                              THE FUND

     Broadway Street Pooled Trust Preferred Fund A (the "Fund"), is a newly-created Delaware business trust and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund was formed pursuant to a Certificate of Trust as filed with the Secretary of State of the State of Delaware on December 9, 1999 and a Declaration of Trust dated as of December 3, 1999, which will be amended and restated (as amended and restated, the "Declaration of Trust"). The Fund has a term of 55 years, but may terminate earlier, as provided in the Declaration of Trust. The Fund will be treated as a grantor trust for United States Federal income tax purposes. The Fund's principal office is located at c/o Stifel, Nicolaus & Company, Incorporated, 501 N. Broadway, St. Louis, Missouri 63102, and its telephone number is (314) 342-2000.

                          USE OF PROCEEDS


     The proceeds of the offering of the Shares (the "Offering") will be $50,000,000 (or $57,500,000 if the Underwriters' (as defined herein) over-allotment option is exercised in full). The net proceeds of the Offering will be used on the initial date of issuance of the Shares to purchase $50,000,000 aggregate liquidation amount (or $57,500,000 aggregate liquidation amount if the Underwriters' over-allotment option is exercised in full) of the trust preferred securities from the Portfolio Issuers (the "Portfolio Trust Preferred Securities"). The
Fund, as the holder of the Portfolio Trust Preferred Securities, will be entitled to receive cumulative distributions thereon at the rate per annum of __%, payable quarterly on each Interest Payment Date for the quarterly period ending on the Distribution Date immediately following such Interest Payment Date. Unless redeemed earlier pursuant to the Portfolio Issuers' right to redeem the Portfolio Trust Preferred Securities after March 31, 2005, the Portfolio Trust Preferred Securities will be redeemed on March 31, 2030. See "Investment Objective and
Policies--Fund Assets."


     A diagram of the transactions appears on page 5.

     The Portfolio Issuers will use the proceeds from the sale of the Portfolio Trust Preferred Securities to purchase the Subordinated Debentures from the Bank Holding Companies in an amount equal to such proceeds. Each Bank Holding Company will pay to the Underwriters its proportionate share of a fee in the amount of 5% of the public offering price of the Shares, and will also pay its proportionate share of certain expenses of the offering of the Shares, and will use its net proceeds from the sale of its Subordinated Debentures to finance additional expansion, repay existing debt, repurchase its own securities or for such other general corporate purposes as it deems appropriate.

                     DESCRIPTION OF THE SHARES

     Each Share represents a proportionate share of the undivided beneficial interests in the assets of the Fund. A total of 2,000,000 Shares will be issued in the Offering, assuming no exercise of the Underwriters' over-allotment option. Upon liquidation of the Fund, holders of Shares are entitled to share pro rata in the net assets of the Fund available for distribution, based on the number of Shares outstanding. Holders of Shares have no preemptive, redemption or conversion rights. The Shares, when issued and outstanding, will be fully paid and nonassessable.

VOTING RIGHTS


     Holders of Shares are entitled to one vote for each Share on all matters to be voted on by the holders. Holders are not able to cumulate their votes in the election of Fund Trustees (as defined herein).
Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Shares, to remove a Fund Trustee. The Secretary of the Fund will call a special meeting of holders upon the written request of the holders of more than 10% of the outstanding Shares.

     Modifications and amendments of the terms of the Shares may be made with the consent of the holders of not less than a majority of the Shares; provided that no such modification or amendment may, without the consent of 100% of the Shares, change the amount or timing of any distribution on the Shares or otherwise adversely affect the foregoing terms. Modifications and amendments may be made without the consent of any holder of the Shares to cure any ambiguity, defect or inconsistency in the Declaration of Trust or any instrument defining the terms of the Shares, provided that such action will not adversely affect in any material respect the rights of the holders of the Shares.

DISTRIBUTIONS

     The Fund intends to make quarterly distributions to each Shareholder equal to the holder's proportionate share of the cash distributions received by the Fund during the preceding quarter on the Portfolio Trust Preferred Securities. The distributions will be payable on March 31, June 30, September 30 and December 31 of each year (the "Distribution Dates"), starting __________, 2000. We will pay the distributions to the Shareholders of record as of the 15th day of that month (the "Record Date"). We will also distribute to Shareholders of record as of the applicable redemption date (which shall also be a Distribution Date), a distribution equal to the principal amount of Subordinated Debentures then being redeemed by a Bank Holding Company.


     In the event that any Distribution Date for the Shares or any Interest Payment Date for the Subordinated Debentures and the related Portfolio Trust Preferred Securities is not a Business Day, then the distribution payable on such date need not be made on such Distribution Date or Interest Payment Date, but instead may be made on the next succeeding Business Day with the same force and effect as if made on such Distribution Date or Interest Payment Date. "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York, New York are authorized or obliged by law or executive order to be closed.


     The Fund will pay distributions on the Shares from the distributions it receives on the Portfolio Trust Preferred Securities.
The Fund will be entitled to receive quarterly distributions on the Portfolio Trust Preferred Securities at a rate per annum equal to __% on the Liquidation Amount of the Portfolio Trust Preferred Securities. The payment dates for the Portfolio Trust Preferred Securities are the Interest Payment Dates for the Subordinated Debentures. The Portfolio Issuers will pay such distributions on the Portfolio Trust Preferred Securities from the interest they receive on the Subordinated
Debentures. The Subordinated Debentures will accrue interest at a rate per annum of ___% on the principal amount of the Subordinated
Debentures. In the event of an early redemption of any of the Portfolio Trust Preferred Securities or upon the maturity of any of the Portfolio Trust Preferred Securities, in addition to the foregoing quarterly distribution, the Fund will be entitled to receive distributions in an amount equal to the Liquidation Amount of the Portfolio Trust Preferred Securities to be redeemed or then otherwise maturing. The Fund will pay such distributions to the holders of the Shares on a pro rata basis on the immediately succeeding Distribution Date.


                INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The Fund's investment objective is to provide current income by investing substantially all of its assets in the Portfolio Trust
Preferred Securities. The Fund seeks to pay distributions on the Shares at a fixed rate of ___% of the liquidation amount of the Shares.


     The Fund has adopted a fundamental policy as required by the Declaration of Trust to invest 100% of its portfolio in the Portfolio Trust Preferred Securities, and any distributions thereon, and not to dispose of the Portfolio Trust Preferred Securities during the term of the Fund other than in connection with an early redemption thereof.

FUND ASSETS

     Except as discussed below, the Fund's assets will consist of $50,000,000 aggregate liquidation amount of Portfolio Trust Preferred Securities ($57,500,000 aggregate liquidation amount of Portfolio Trust Preferred Securities if the Underwriters' over-allotment option is exercised in full), and any distributions thereon.

     In the event a Bank Holding Company exercises its right to dissolve, wind-up or terminate the Portfolio Issuer holding its Subordinated Debentures, the Fund's assets would include the Subordinated Debentures of such Bank Holding Company, rather than the Portfolio Trust Preferred Securities. Each Bank Holding Company has the right at any time to dissolve, wind up or terminate the Portfolio Issuer holding its Subordinated Debentures, subject to certain conditions.

                     THE BANK HOLDING COMPANIES

     The Bank Holding Companies whose Portfolio Issuers will issue the Portfolio Trust Preferred Securities are:

                                                 LIQUIDATION AMOUNT OF
                   LOCATION OF PRINCIPAL       PORTFOLIO TRUST PREFERRED
      NAME                 OFFICE                      SECURITIES                  TOTAL ASSETS
-------------------------------------------------------------------------------------------------
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $

   [None of the Bank Holding Companies is publicly owned, and none of them files reports with the SEC.]

   In selecting the Bank Holding Companies which are participating in the financing program represented by the Fund, the following selection criteria have been used:

   *    We have targeted institutions with assets over $200 million.

   * We have set the minimum liquidation amount of each Portfolio Issuer's Portfolio Trust Preferred Securities at $2.5 million, and the Portfolio Trust Preferred Securities of any one issuer does not exceed 10% of the total Fund assets.

   * We have tried to identify participants which are classified as "well capitalized" on a pro forma basis by the Bank Holding Company's regulator, and which have had positive net income for at least the most recent five full fiscal years. See "Supervision and Regulation -- Legislation -- The Federal Deposit Insurance Corporation Improvement Act of 1991."

   * Immediately following the issuance of the trust preferred securities by its Portfolio Issuer, the maximum level of trust preferred leverage (including senior holding company debt) for each Bank Holding Company shall not exceed 50% of its common equity.

   * We have also considered characteristics such as ownership concentration, quality of management, historical financial performance and asset quality history.

   * All of the Bank Holding Companies have provided financial statements for at least the most recent three fiscal years, and at least the most recent fiscal year statements have been audited by independent accountants.

   While we have employed this criteria in selecting the Bank Holding Companies, we cannot provide assurance that the Bank Holding Companies will continue to comply with such criteria subsequent to the Fund's purchase of the Portfolio Trust Preferred Securities. As the Fund will not be managed like a typical management investment company and will not dispose of the Portfolio Trust Preferred Securities during the term of the Fund, the Fund will continue to hold the Portfolio Trust Preferred Securities despite any adverse changes in the financial condition of the Bank Holding Companies.

SUPERVISION AND REGULATION

   GENERAL

   The Bank Holding Companies and their subsidiary banks are extensively regulated under federal and state law. These laws and regulations are intended to protect depositors, not stockholders of the Bank Holding Companies or Shareholders of the Fund. To the extent that the following information describes statutory or regulatory provisions, it is qualified in its entirety by reference to the particular statutory and regulatory provisions. Changes in applicable laws or regulations may have a material effect on the business and prospects of the Bank Holding Companies. The operations of the Bank Holding Companies may be affected by legislative changes and by the policies of various regulatory authorities. The Bank Holding Companies are unable to predict the nature or the extent of the effects on its business and earnings that fiscal or monetary policies, economic controls or new federal or state legislation may have in the future.

   Each of the Bank Holding Companies is a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA"), and, as such, is subject to regulation, supervision and examination by the Federal Reserve. Each of the Bank Holding Companies is required to file annual reports with the Federal Reserve and to provide the Federal Reserve such additional information as it may require.

   The subsidiary banks are subject to supervision and regulation by either the United States Office of the Comptroller of the Currency (the "OCC") or applicable state banking authorities. The subsidiary banks are also subject to supervision and regulation by the Federal Deposit Insurance Corporation ("FDIC"), which provides deposit insurance to the subsidiary banks.

   LEGISLATION

   The enactment of the legislation described below has significantly affected the banking industry generally and will have an ongoing effect on the Bank Holding Companies and the subsidiary banks in the future.

   FINANCIAL INSTITUTIONS REFORM, RECOVERY, AND ENFORCEMENT ACT OF
1989. The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") reorganized and reformed the regulatory structure applicable to financial institutions generally. Among other things, FIRREA enhanced the supervisory and enforcement powers for the federal bank regulatory agencies; required insured financial institutions to guaranty repayment of losses incurred by the FDIC in connection with the failure of an affiliated financial institution; required financial institutions to provide their primary federal regulator with notice, under certain circumstances, of changes in senior management and broadened authority for bank holding companies to acquire savings institutions.

   Under FIRREA, federal bank regulators were granted expanded enforcement authority over "institution-affiliated parties" (i.e., officers, directors, controlling stockholders, attorneys, appraisers and accountants who knowingly or recklessly participate in wrongful action likely to have an adverse effect on an insured institution). Federal banking regulators have power to bring enforcement actions against insured institutions and institution-affiliated parties, including cease and desist orders, prohibition orders, civil money penalties, termination of insurance and the imposition of operating restrictions and capital plan requirements. In general, these enforcement actions may be initiated for violations of laws and regulations and unsafe or unsound practices. Since the enactment of FIRREA, the federal bank regulators have significantly increased the use of written agreements to correct compliance deficiencies with respect to applicable laws and regulations and to ensure safe and sound practices. Violations of such written agreements are grounds for initiation of cease-and-desist proceedings. FIRREA granted the FDIC back-up enforcement authority to recommend enforcement action to an appropriate federal banking agency and to bring such enforcement action against a financial institution or an institution-affiliated party if such federal banking agency fails to follow the FDIC's recommendation. In addition, FIRREA generally requires public disclosure of final enforcement actions by the federal banking agencies.

   FIRREA also established a cross-guarantee provision ("Cross-Guarantee") pursuant to which the FDIC may recover from a depository institution losses that the FDIC incurs in providing assistance to, or paying off the depositors of, any of such depository institution's affiliated insured banks or thrifts. The Cross-Guarantee thus enables the FDIC to assess a holding company's healthy Bank Insurance Fund (the "BIF" ) members and Savings Association Insurance Fund (the "SAIF") members for the losses of any of such holding company's failed BIF and SAIF members. Cross-Guarantee liabilities are generally superior in priority to obligations of the depository institution to its stockholders due solely to their status as stockholders and obligations to other affiliates. Cross-Guarantee liabilities are generally subordinated to deposit liabilities, secured obligations or any other general or senior liabilities, and any obligations subordinated to depositors or other general creditors.

   THE FEDERAL DEPOSIT INSURANCE CORPORATION IMPROVEMENT ACT OF 1991. The Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") was adopted to recapitalize the BIF and impose certain supervisory and regulatory reforms on insured depository institutions. FDICIA includes provisions, among others, to: (i) increase the FDIC's line of credit with the U.S. Treasury in order to provide the FDIC with additional funds to cover the losses of federally insured banks; (ii) reform the deposit insurance system, including the implementation of risk-based deposit insurance premiums; (iii) establish a format for closer monitoring of financial institutions to enable prompt corrective action by banking regulators when a financial institution begins to experience financial difficulty; (iv) establish five capital levels for financial institutions ("well capitalized," "adequately capitalized," "undercapitalized," "significantly undercapitalized" and "critically undercapitalized") that impose more scrutiny and restrictions on less capitalized institutions; (v) require the banking regulators to set operational and managerial standards for all insured depository institutions and holding companies, including limits on excessive compensation to executive officers, directors, employees and principal stockholders, and establish standards for loans secured by real estate;
(vi) adopt certain accounting reforms and require annual on-site examinations of federally insured institutions, including the ability to require independent audits of banks and thrifts; (vii) revise risk-based capital standards to ensure that they (a) take adequate account of interest-rate changes, concentration of credit risk and the risks of nontraditional activities, and (b) reflect the actual performance and expected risk of loss of multi-family mortgages; and (viii) restrict state-chartered banks from engaging in activities not permitted for national banks unless they are adequately capitalized and have FDIC approval. Further, FDICIA permits the FDIC to make special assessments on insured depository institutions, in amounts determined by the FDIC to be necessary to give it adequate assessment income to repay amounts borrowed from the U.S. Treasury and other sources or for any other purpose the FDIC deems necessary. FDICIA also grants authority to the FDIC to establish semiannual assessment rates on BIF and SAIF member banks so as to maintain these funds at the designated reserve ratios.

   As noted above, FDICIA authorizes and, under certain circumstances, requires the federal banking agencies to take certain actions against institutions that fail to meet certain capital-based requirements.
Under FDICIA, the federal banking agencies are required to establish five levels of insured depository institutions based on leverage limit and risk-based capital requirements established for institutions subject to their jurisdiction, plus, in their discretion, individual additional capital requirements for such institutions. Under the final rules that have been adopted by each of the federal banking agencies, an institution is designated: (i) well capitalized if the institution has a total risk-based capital ratio of 10% or greater, a Tier 1 risk-based capital ratio of 8% or greater and a leverage ratio of 5% or greater, and the institution is not subject to an order, written agreement, capital directive or prompt corrective action directive to meet and maintain a specific capital level for any capital measure; (ii) adequately capitalized if the institution has a total risk-based capital ratio of 8% or greater, a Tier 1 risk-based capital ratio of 4% or greater and a leverage ratio of 4% or greater; (iii) undercapitalized if the institution has a total risk-based capital ratio that is less than 8%, a Tier 1 risk-based capital ratio that is less than 4% or a leverage ratio that is less than 4%; (iv) significantly undercapitalized if the institution has a total risk-based capital ratio that is less than 6%, a Tier 1 risk-based capital ratio that is less than 3% or a leverage ratio that is less than 3%; and (v) critically undercapitalized if the institution has a ratio of tangible equity to total assets that is equal to or less than 2%.

   Undercapitalized, significantly undercapitalized and critically undercapitalized institutions are required to submit capital restoration plans to the appropriate federal banking agency and are subject to certain operational restrictions. Moreover, companies controlling an undercapitalized institution are required to guarantee the subsidiary institution's compliance with the capital restoration plan, subject to an aggregate limitation of the lesser of 5% of the institution's assets at the time it received notice that it was undercapitalized or the amount of the capital deficiency when the institution first failed to meet the plan.

   Significantly or critically undercapitalized institutions and undercapitalized institutions that fail to submit or comply with acceptable capital restoration plans are subject to regulatory sanctions. A forced sale of shares or merger, restriction on affiliate transactions and restrictions on rates paid on deposits are required to be imposed by the banking agency unless it is determined that they would not further capital improvement. FDICIA generally requires the appointment of a conservator or receiver within 90 days after an institution becomes critically undercapitalized. The federal banking agencies have adopted uniform procedures for the issuance of directives by the appropriate federal banking agency. Under these procedures, an institution is generally provided advance notice when the appropriate federal banking agency proposes to impose one or more of the sanctions set forth above. These procedures provide an opportunity for the institutions to respond to the proposed agency action or, where circumstances warrant immediate agency action, an opportunity for administrative review of the agency's action.

   Pursuant to FDICIA, the federal banking agencies adopted real estate lending guidelines pursuant to which each insured depository institution is required to adopt and maintain written real estate lending policies in conformity with the prescribed guidelines. Under these guidelines, each institution is expected to set loan-to-value ratios not exceeding the supervisory limits set forth in the guidelines. A loan-to-value ratio is generally defined as the total loan amount divided by the appraised value of the property at the time the loan is originated. The guidelines require that the institution's real estate policy provide for proper loan documentation and prudent underwriting standards.

   FDICIA also contained the Truth in Savings Act, which requires clear and uniform disclosure of the rates and interest payable on deposit accounts by depository institutions and the fees assessable against deposit accounts, so that consumers can make a meaningful comparison between the competing claims of financial institutions with regard to deposit accounts and products.

   RIEGLE-NEAL INTERSTATE BANKING AND BRANCHING EFFICIENCY ACT OF
1994. In 1994 Congress enacted the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (the "Interstate Act"). Beginning in 1995, bank holding companies gained the right to expand, by acquiring existing banks, into all states, even those which had theretofore restricted entry. The legislation also provides that a holding company has the right, commencing in 1997, to convert the banks which its owns in different states to branches of a single bank. The Interstate Act also establishes limits on acquisitions by large banking organizations, providing that no acquisition may be undertaken if it would result in the organization having deposits exceeding either 10% of all bank deposits in the United States or 30% of the bank deposits in the state in which the acquisition would occur.

   ECONOMIC GROWTH AND REGULATORY PAPERWORK REDUCTION ACT OF 1996.
The Economic Growth and Regulatory Paperwork Reduction Act of 1996 ("EGRPRA") streamlined the non-banking activities application process for well-capitalized and well-managed bank holding companies. Under EGRPRA, qualified bank holding companies may commence a regulatory approved non-banking acquisition or share purchase, assuming the size of the acquisition does not exceed 10% of risk-weighted assets of the acquiring bank holding company and the consideration does not exceed 15% of Tier 1 capital. The foregoing prior notice requirement also applies to commencing a non-banking activity de novo if that activity has been previously approved by order of the Federal Reserve, but has not yet been implemented by regulations. EGRPRA also provided for the recapitalization of the SAIF in order to bring it into parity with the BIF of the FDIC.

   RECENT LEGISLATION. On November 12, 1999, President Clinton signed into law the Financial Services Modernization Act of 1999. This legislation is the most wide-sweeping banking and financial institutions legislation in the past 60 years. The Financial Services Modernization Act, among other things:

   *    permits banks to underwrite insurance and securities;

   *    permits securities firms and insurers to buy banks;

   * authorizes the Treasury Department's Office of the Comptroller of the Currency to regulate bank subsidiaries that underwrite securities;

   * authorizes the Federal Reserve to regulate bank holding company affiliates that engage in risky activities such as insurance underwriting and real estate development.

   The operations of regulated depository institutions will continue to be subject to changes in applicable statutes and regulations from time to time and could adversely affect the Bank Holding Companies and their subsidiary banks. The effect of the Financial Services Modernization Act on the Bank Holding Companies and their subsidiary banks is uncertain at this time.

   BANK AND BANK HOLDING COMPANY REGULATION

   BHCA. Under the BHCA, the activities of a bank holding company are limited to businesses so closely related to banking, managing or controlling banks as to be a proper incident thereto. The Bank Holding Companies are also subject to capital requirements applied on a consolidated basis in a form substantially similar to those required of the subsidiary banks. The BHCA also requires a bank holding company to obtain approval from the Federal Reserve before: (i) acquiring, directly or indirectly, ownership or control of any voting shares of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares (unless it already owns or controls the majority of such shares); (ii) acquiring all or substantially all of the assets of another bank or bank holding company; or (iii) merging or consolidating with another bank holding company. The Federal Reserve will not approve any acquisition, merger or consolidation that would have a substantially anticompetitive result, unless the anticompetitive effects of the proposed transaction are clearly outweighed by a greater public interest in meeting the convenience and needs of the community to be served. The Federal Reserve also considers capital adequacy and other financial and managerial factors in reviewing acquisitions or mergers.

   The BHCA also prohibits a bank holding company, with certain limited exceptions, from: (i) acquiring or retaining direct or indirect ownership or control of more than 5% of the voting shares of any company which is not a bank or bank holding company; or (ii) engaging directly or indirectly in activities other than those of banking, managing or controlling banks, or providing services for its subsidiaries. The principal exceptions to these prohibitions involve certain non-bank activities which, by statute or by Federal Reserve regulation or order, have been identified as activities closely related to the business of banking or of managing or controlling banks. In making this determination, the Federal Reserve considers whether the performance of such activities by a bank holding company can be expected to produce benefits to the public such as greater convenience, increased competition or gains in efficiency in resources, which can be expected to outweigh the risks of possible adverse effects such as decreased or unfair competition, conflicts of interest or unsound banking practices. FIRREA, which is described in more detail above, made a significant addition to this list of permitted non-bank activities for bank holding companies by providing that bank holding companies may acquire thrift institutions.

   INSURANCE OF ACCOUNTS. The FDIC provides insurance to deposit accounts at the subsidiary banks up to a maximum of $100,000 for each insured depositor. Through December 31, 1992, all FDIC-insured institutions, whether members of the BIF or the SAIF, paid the same premium (23 cents per $100 of domestic deposits) under a flat-rate system mandated by law. FDICIA required the FDIC to raise the reserves of the BIF and the SAIF, implement a risk-related premium system and adopt a long-term schedule for recapitalizing the BIF.

   Effective January 1, 1993, the FDIC established a risk-based deposit insurance premium assessment system, with assessment rates ranging from 0.23% of domestic deposits (the same rate as under the previous flat-rate assessment system) for those banks deemed to pose the least risk to the insurance fund to 0.31% for those banks deemed to pose greater risk. The assessment rate applicable to a bank is subject to change with each semi-annual assessment period. Effective September 15, 1995, the FDIC lowered the assessment rate schedule for BIF-insured institutions from a range of 0.23% to 0.31% of domestic deposits to a range of 0.04% to 0.31% of domestic deposits. This reduction in the assessment rate schedule was made retroactive to June 1, 1995 because the FDIC determined that the BIF achieved its statutorily-required reserve ratio of 1.25% on May 31, 1995. On November 14, 1995, the FDIC again lowered the assessment rate schedule for BIF-insured institutions, effective for the semiannual assessment period beginning January 1, 1996, to a range of 0.00% to 0.27% of domestic deposits.

   The statutory semiannual minimum assessment of $1,000 per insured institution was eliminated as part of EGRPRA, which was signed into law on September 30, 1996. EGRPRA provided for the recapitalization of the SAIF through a one-time special assessment on SAIF-insured deposits in order to bring it into parity with the BIF. Since January 1, 1997, BIF and SAIF premiums are assessed at between 0.00% and 0.27%, depending on the supervisory rating assigned.

   EGRPRA also requires BIF members to pay a portion of the annual interest on the Financing Corporation ("FICO") bonds issued by a government instrumentality in 1987 to begin funding the resolution of the problems of the savings and loan industry. Since January 1, 1997, BIF members have paid a FICO premium on BIF deposits equal to 0.0129%. During that same period, SAIF members have paid a FICO premium on SAIF deposits equal to 0.0644%. Beginning January 1, 2000, BIF members will share in the payment of the FICO assessment with SAIF members on a pro rata basis, with the annual assessment expected to equal approximately 0.0243% until retirement of the FICO bond obligation in approximately 2017. This assessment is not expected to have a material adverse effect on the subsidiary banks.

   THE PORTFOLIO TRUST PREFERRED SECURITIES AND THE SUBORDINATED DEBENTURES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS, ARE NOT OBLIGATIONS OF ANY BANKING OR NONBANKING AFFILIATE OF THE BANK HOLDING COMPANIES (EXCEPT TO THE EXTENT THAT PREFERRED SECURITIES ARE GUARANTEED BY THE BANK HOLDING COMPANIES AS DESCRIBED HEREIN), ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   REGULATIONS GOVERNING CAPITAL ADEQUACY. The federal bank regulatory agencies use capital adequacy guidelines in their examination and regulation of bank holding companies and banks. If the capital falls below the minimum levels established by these guidelines, the bank holding company or bank may be denied approval to acquire or establish additional banks or nonbank businesses or to open facilities.

   The Federal Reserve, the FDIC and the OCC have adopted risk-based capital guidelines for banks and bank holding companies, and the OTS has adopted similar guidelines for thrifts. The risk-based capital guidelines are designed to make regulatory capital requirements more sensitive to differences in risk profile among financial institutions and holding companies, to account for off-balance sheet exposure and to minimize disincentives for holding liquid assets. Assets and off-balance sheet items are assigned to broad risk categories, each with appropriate weights. The resulting capital ratios represent capital as a percentage of total risk-weighted assets and off-balance sheet items. The Federal Reserve has noted that bank holding companies contemplating significant expansion programs should not allow expansion to diminish their capital ratios and should maintain ratios well in excess of the minimums. Under these guidelines, all bank holding companies and federally regulated banks must maintain a minimum risk-based total capital ratio equal to 8%, of which at least 4% must be Tier 1 capital.

   The Federal Reserve also has implemented a leverage ratio, which is the ratio of Tier 1 capital to total assets, to be used as a supplement to the risk-based guidelines. The principal objective of the leverage ratio is to place a constraint on the maximum degree to which a bank holding company may leverage its equity capital base. The Federal Reserve requires a minimum leverage ratio of 3%. For all but the most highly-rated bank holding companies and for bank holding companies seeking to expand, however, the Federal Reserve expects that additional capital sufficient to increase the ratio by at least 100 to 200 basis points will be maintained.

   COMMUNITY REINVESTMENT ACT. The Community Reinvestment Act of 1977 (the "CRA") requires that, in connection with examinations of financial institutions within their jurisdiction, the federal banking regulators must evaluate the record of the financial institutions in meeting the credit needs of their local communities, including low and moderate income neighborhoods, consistent with the safe and sound operation of those banks. These factors are also considered in evaluating mergers, acquisitions and applications to open a branch or facility.

   REGULATIONS GOVERNING EXTENSIONS OF CREDIT. The subsidiary banks are subject to certain restrictions imposed by the Federal Reserve Act on extensions of credit to the Bank Holding Companies or its non-bank subsidiaries and its affiliates, or investments in their securities and on the use of their securities as collateral for loans to any borrowers. These regulations and restrictions may limit the Bank Holding Companies' ability to obtain funds from the subsidiary banks for their cash needs, including funds for acquisitions and for payment of dividends, interest (including interest on the Subordinated Debentures) and operating expenses. Further, under the BHCA and certain regulations of the Federal Reserve, a bank holding company and its subsidiaries are prohibited from engaging in certain tying arrangements in connection with any extension of credit, lease or sale of property or furnishing of services. For example, each of the subsidiary banks may generally not require a customer to obtain other services from an affiliated bank or its Bank Holding Company and may not require the customer to promise not to obtain other services from a competitor, as a condition to an extension of credit to the customer.

   The subsidiary banks are also subject to certain restrictions imposed by the Federal Reserve Act on extensions of credit to executive officers, directors, principal stockholders or any related interest of such persons. Extensions of credit (i) must be made on substantially the same terms, including interest rates and collateral as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with persons not covered and who are not employees; and (ii) must not involve more than the normal risk of repayment or present other unfavorable features. The subsidiary banks are also subject to certain lending limits and restrictions on overdrafts to such persons.

   RESERVE REQUIREMENTS. The Federal Reserve requires all depository institutions to maintain reserves against their transaction accounts and non-personal time deposits. Reserves of 3% must be maintained against total transaction accounts of $47.8 million or less (subject to adjustment by the Federal Reserve) and an initial reserve of $1,434,000 plus 10% of any amount over $47.8 million (subject to adjustment by the Federal Reserve to a level between 8% and 14%) must be maintained against that portion of total transaction accounts in excess of such amount. The balances maintained to meet the reserve requirements imposed by the Federal Reserve may be used to satisfy liquidity requirements.

   Institutions are authorized to borrow from the Federal Reserve
Bank "discount window," but Federal Reserve regulations require institutions to exhaust other reasonable alternative sources of funds, including advances from Federal Home Loan Banks ("FHLBs"), before borrowing from the Federal Reserve Bank.

   [FEDERAL HOME LOAN BANK SYSTEM. The subsidiary banks are members of the Federal Home Loan Bank System ("FHLB System"), which consists of twelve regional FHLBs, each subject to supervision and regulation by the Federal Housing Finance Board, an independent agency created by FIRREA. The FHLBs provide a central credit facility primarily for member institutions. The subsidiary banks are required to acquire and hold shares of capital stock in an FHLB in an amount at least equal to 1% of the aggregate principal amount of their unpaid residential mortgage loans and similar obligations at the beginning of each year, or 1/20th of advances (borrowings) from the FHLB, whichever is greater.]

   RESTRICTIONS ON THRIFT ACQUISITIONS. The Bank Holding Companies are prohibited from acquiring, without prior approval of the Director of the Office of Thrift Supervision ("OTS"), (i) control of any savings institution or savings and loan holding company or substantially all the assets thereof; or (ii) more than 5% of the voting shares of a savings institution or holding company which is not a subsidiary. Furthermore, such an acquisition would require such Bank Holding Company itself to become registered as a savings and loan holding company subject to all applicable regulations of the OTS.

   DIVIDENDS. The Bank Holding Companies' primary source of funds is the dividends, if any, paid by their subsidiary banks. The ability of the subsidiary banks to pay dividends is limited by federal laws, by the regulations promulgated by the bank regulatory agencies and by principles of prudent bank management.

   MONETARY POLICY AND ECONOMIC CONTROL. The commercial banking business is affected not only by general economic conditions, but also by the monetary policies of the Federal Reserve. Changes in the discount rate on member bank borrowings, availability of borrowing at the "discount window," open market operations, the imposition of changes in reserve requirements against member bank deposits and assets of foreign branches, and the imposition of and changes in reserve requirements against certain borrowings by banks and their affiliates are some of the instruments of monetary policy available to the Federal Reserve. These monetary policies are used in varying combinations to influence overall growth and distributions of bank loans, investments and deposits, and this use may affect interest rates charged on loans or paid on deposits.
The monetary policies of the Federal Reserve have had a significant effect on the operating results of commercial banks and are expected to do so in the future. The monetary policies of the Federal Reserve are influenced by various factors, including inflation, unemployment, short-term and long-term changes in the international trade balance and in the fiscal policies of the U.S. Government. Future monetary policies and the effect of such policies on the future business and earnings of the Bank Holding Companies or the subsidiary banks cannot be predicted.

                   THE TRUST PREFERRED SECURITIES

DEFINITIONS OF AGREEMENTS

   In this Prospectus:

   * The "Indentures" means the separate Indentures between each Bank Holding Company and State Street Bank and Trust
        Company, as trustee (the "Debenture Trustee"), under which the Subordinated Debentures will be issued.

   * The "Trust Agreements" means the separate Trust Agreements under which the Portfolio Trust Preferred Securities will be issued, among each Bank Holding Company, ____________, as property trustee ("Property Trustee"), and the administrative trustees named therein (the "Administrative Trustees").

   * The "Guarantees" means the separate Guarantee agreements from each of the Bank Holding Companies to ________________, as trustee ("Guarantee Trustee") for the benefit of the Fund as holder of the Portfolio Trust Preferred Securities of its Portfolio Issuer.

   The Indentures, the Trust Agreements and the Guarantees will be qualified as indentures under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). The forms of each of them have been filed with the Securities and Exchange Commission as exhibits to the Registration
Statement of which this Prospectus forms a part.   The summaries of
these documents which appear below are not complete and are subject to, and qualified in their entirety by reference to, all of the provisions of the complete documents. Capitalized terms used with reference to such documents which are not defined herein have the meanings given in the documents.

GENERAL

   The Portfolio Trust Preferred Securities are trust preferred securities issued by the Portfolio Issuers. They represent undivided beneficial interests in the assets of each Portfolio Issuer, which will consist solely of the Subordinated Debentures issued by its Bank Holding Company parent and the payments received thereunder. As the holder of the Portfolio Trust Preferred Securities, the Fund will be entitled to a preference in certain circumstances with respect to distributions on such securities and amounts payable on redemption or liquidation over the common securities issued by the Portfolio Issuer, as well as certain other rights. No Portfolio Issuer is permitted to issue any securities other than the Portfolio Trust Preferred Securities issued to the Fund and the common securities owned by its Bank Holding Company parent.

   The Trust Preferred Securities and the Subordinated Debentures are scheduled to mature on _________________, 2030.

DISTRIBUTIONS

   PAYMENT OF DISTRIBUTIONS. Distributions on the Portfolio Trust Preferred Securities ("Distributions") will be payable to the Fund in an amount equal to __% of the stated liquidation amount of the securities, which means the amount that will be paid on redemption or prepayment of the securities (the "Liquidation Amount"). The term "Distribution" includes any additional amounts payable in respect of Distributions unless otherwise stated.

   Distributions on the Portfolio Trust Preferred Securities:

   * will accumulate from _______, 2000, the date of original issuance of the Portfolio Trust Preferred Securities; and

   *    will be payable quarterly in arrears on each Interest
        Payment Date for the quarterly period ending on the succeeding Distribution Date.

   The Distributions will be computed on the basis of a 360-day year of twelve 30-day months.

   EXTENSION PERIOD. Each Bank Holding Company has the right to defer the payment of interest on its Subordinated Debentures at any time for one or more Extension Periods. However, a Bank Holding Company may not defer any payments if it is in default under its Indenture. No Extension Period may extend beyond the maturity date of the Subordinated Debentures. If a Bank Holding Company elects to defer the payment of interest, then Distributions on the related Portfolio Trust Preferred Securities will also be deferred during the Extension Period, which will result in a corresponding reduction, during the Extension Period, on the Distributions on the Shares. The Distributions will continue to accumulate, with additional interest at an annual rate equal to the rate of interest applicable to the Subordinated Debentures, compounded quarterly. After one Extension Period terminates, and all accumulated Distributions and interest on the Distributions has been paid, a Bank Holding Company may begin another Extension Period. There is no limit on the number of times a Bank Holding Company can elect to begin or extend an Extension Period, except that no single Extension Period may extend beyond 20 consecutive calendar quarters.

   SOURCE OF DISTRIBUTIONS. The funds of each Portfolio Issuer available for distribution to the Fund, as holder of the Portfolio Issuer's Portfolio Trust Preferred Securities will be limited to payments under the Subordinated Debentures of its Bank Holding Company. See "Description of the Subordinated Debentures." If a Bank Holding Company does not make interest payments on its Subordinated Debentures, its Portfolio Issuer subsidiary will not have funds available to pay Distributions on its Portfolio Trust Preferred Securities. The payment of Distributions by a Portfolio Issuer is guaranteed by its Bank Holding Company, but only to the extent such Portfolio Issuer has funds legally available for the payment of such Distributions and cash sufficient to make such payments.

REDEMPTION

   GENERAL. The Subordinated Debentures will mature on _________, 2030, subject to the right of each Bank Holding Company to accelerate such date as described below. When a Bank Holding Company repays or redeems Subordinated Debentures, whether at maturity or upon earlier redemption, the proceeds will be applied to redeem all or a portion of the related Portfolio Trust Preferred Securities.


   Each Bank Holding Company will have the right, after approval by the Federal Reserve, if approval is then required, to redeem the Subordinated Debentures on any Distribution Date occurring on or after March 31, 2005, in whole at any time or in part from time to time.


   If a Bank Holding Company repays or redeems all or any portion of its Subordinated Debentures after the fifth anniversary of the date of issuance but on or prior to the tenth anniversary of the date of issuance, such Bank Holding Company will be required to deposit cash in escrow to reimburse the Fund for annual operating costs and expenses payable by the Fund subsequent to the redemption date which would have been payable by such Bank Holding Company if such redemption had not occurred. Subsequent to the tenth anniversary of the date of issuance, the Bank Holding Companies will have the right, after approval by the Federal Reserve, if approval is then required, to redeem the Subordinated Debentures at par and its proportionate share of the Fund's operating expenses subsequent to the date of such redemption shall be allocated among the remaining Bank Holding Companies.

   MANDATORY REDEMPTION. Upon the repayment or redemption of any Subordinated Debentures, the proceeds will be applied by the Portfolio Issuer to redeem a corresponding amount of its Portfolio Trust

Preferred Securities. Such Portfolio Issuer is required to provide no less than 30 nor more than 60 days' notice of the redemption. The redemption price will be equal to the Liquidation Amount of the Portfolio Trust Preferred Securities plus accumulated but unpaid Distributions to the redemption date. The proceeds shall be distributed to the Shareholders on such redemption date.

   DISTRIBUTION OF SUBORDINATED DEBENTURES. Subject to the approval of the Federal Reserve, each Bank Holding Company will have the right at any time to dissolve, wind-up or terminate its Portfolio Issuer subsidiary. If it does so, it will cause its Subordinated Debentures to be distributed to the Fund as the holder of the Portfolio Trust Preferred Securities of such Portfolio Issuer. The Fund would then hold the Subordinated Debentures and distribute interest payments thereon to the Shareholders.




CERTAIN DEFINITIONS

   "Additional Payments" means such additional amounts as may be necessary in order that the amount of Distributions then due and payable by a Portfolio Issuer on the outstanding Portfolio Trust Preferred Securities will not be reduced as a result of any additional taxes, duties and other governmental charges to which a Portfolio Issuer has become subject as a result of a Tax Event.

    "Liquidation Amount" means a stated liquidation amount per Portfolio Trust Preferred Security.

   "Tax Event" means the receipt by a Portfolio Issuer of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United
States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Portfolio Trust Preferred Securities, there is more than an insubstantial risk that (i) interest payable by the Bank Holding Company on its Subordinated Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Bank Holding Company, in whole or in part, for United States federal income tax purposes, (ii) such Portfolio Issuer is, or will be within 90 days after the date of such opinion of counsel, subject to United States federal income tax with respect to income received or accrued on the related Subordinated Debentures, or (iii) a Portfolio Issuer is, or will be within 90 days after the date of such opinion of counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges. A Bank Holding Company must request and receive an opinion with regard to such matters within a reasonable period of time after it becomes aware of the possible occurrence of any of the events described in clauses
(i) through (iii) above.




REDEMPTION PROCEDURES

   The redemption of Portfolio Trust Preferred Securities will be funded with the proceeds from the redemption of the related Subordinated Debentures. Redemptions of the Portfolio Trust Preferred Securities will be made on each redemption date only to the extent that the Portfolio Issuer has funds on hand available for the payment of the redemption price.

LIQUIDATION DISTRIBUTION UPON TERMINATION

   Each Bank Holding Company will have the right to dissolve, wind up or terminate its Portfolio Issuer subsidiary and cause its Subordinated Debentures to be distributed to the Fund as the holder of its Portfolio Trust Preferred Securities. Such right is subject, however, to the Bank Holding Company having received prior approval of the Federal Reserve, if then required.

   In addition, each Portfolio Issuer will dissolve:

   *    on the expiration of its term;

   *    upon the bankruptcy or dissolution of its Bank Holding
        Company;

   * upon the distribution of its Subordinated Debentures to the holders of its Portfolio Trust Preferred Securities;

   *    upon redemption of all of its Portfolio Trust Preferred
        Securities; or

   * upon the entry of an order for the dissolution of its Portfolio Issuer by a court of competent jurisdiction.

   In the event of a dissolution, after the Portfolio Issuer pays all amounts owed to its creditors, the Fund, as holder of Portfolio Trust Preferred Securities will be entitled to receive:

   *    the Subordinated Debentures of such Bank Holding Company,

   * cash, if the dissolution arises from the redemption of the Subordinated Debentures, equal to the Liquidation Amount of the related Portfolio Trust Preferred Securities, plus accumulated and unpaid Distributions to the date of payment.

   Each Bank Holding Company, as the holder of its Portfolio Issuer's common securities, will be entitled to receive distributions upon any such liquidation pro rata with the holders of the Portfolio Trust Preferred Securities. However, if a Debenture Event of Default has occurred and is continuing under any Indenture, the total amount due on the Portfolio Trust Preferred Securities will be paid before any distribution on such common securities. As the sole holder of the Portfolio Trust Preferred Securities issued by the related Portfolio Issuers, the Fund will receive and hold such Subordinated Debentures and make distributions to the Shareholders of the payments received on such Subordinated Debentures.

LIQUIDATION VALUE

   The amount of the liquidation distribution payable on the Portfolio Trust Preferred Securities is $25 per Portfolio Trust
Preferred Security, plus accrued and unpaid Distributions thereon to the date of payment, which may be in the form of a distribution of such amount in Subordinated Debentures, subject to certain exceptions.

                    THE SUBORDINATED DEBENTURES

GENERAL


   The principal amount of the Subordinated Debentures issued by each Bank Holding Company will be equal to the Liquidation Amount of the Portfolio Trust Preferred Securities issued by its Portfolio Issuer.
The Subordinated Debentures will bear interest at a fixed annual rate, payable quarterly on the 15th day of March, June, September, and December of each year (each, an "Interest Payment Date") beginning _______, 2000. The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Interest that is not paid when due will accrue interest on the amount thereof (to the extent permitted by law) at the annual rate of ___%, compounded quarterly. The term "interest" includes quarterly interest payments, interest on quarterly interest payments not paid on the Interest Payment Date and Additional Payments.

   The Subordinated Debentures will mature on _______, 2030. Such date may be shortened at any time by the Bank Holding Company to any date not earlier than March 31, 2005, subject to the Bank Holding Company having received prior approval of the Federal Reserve, if then required. No Bank Holding Company will have the right to purchase its Subordinated Debentures, in whole or in part, from its Portfolio Issuer until after ___________, 2005.


OPTION TO EXTEND INTEREST PAYMENT PERIOD

   A Bank Holding Company has the right, at any time, to defer payments. as long as it is not in default on the payment of interest on the Subordinated Debentures. The right to defer payments is limited to a period not exceeding 20 consecutive quarters (an "Extension Period"), and no Extension Period may extend beyond the maturity of the Subordinated Debentures. At the end of each Extension Period, the Bank Holding Company must pay all interest then accrued and unpaid, together with interest thereon at a fixed annual rate of _____%, compounded quarterly, to the extent permitted by applicable law. During an Extension Period, interest will continue to accrue and the holders of the Subordinated Debentures, or the holders of the related
Portfolio Trust Preferred Securities, if such securities are then outstanding, and the holders of the Shares, will be required to accrue and recognize income for U.S. federal income tax purposes. See "Certain Federal Income Tax Consequences--Potential Extension of Interest Payment Period and Original Issue Discount."

   During any such Extension Period, the relevant Bank Holding
Company may not:

   * declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock;

   * make any payment of interest, principal or premium on or repay, repurchase or redeem any debt securities issued by such Bank Holding Company that rank equal or junior to the Subordinated Debentures, or guarantee any payments on such debt securities; or

   * redeem, purchase or acquire less than all of its Subordinated Debentures or the related Portfolio Trust
        Preferred Securities.

   The Extension Period restrictions do not apply to:

   * dividends or distributions in common stock, non-cash dividends in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; or

   * purchases of common stock of such Bank Holding Company related to the rights under any of its benefit plans for its directors, officers or employees.

   Prior to the termination of any such Extension Period, such Bank Holding Company may further defer the payment of interest, except that no Extension Period may exceed 20 consecutive quarters or extend beyond the maturity date of its Subordinated Debentures. After termination of any Extension Period and the payment of all amounts then due, the Bank Holding Company may elect to begin a new Extension Period. No interest will be due and payable during an Extension Period, except at the end thereof. The Bank Holding Companies have advised us that they have no present intention of exercising their rights to defer payments of interest on the Subordinated Debentures.

   A Bank Holding Company must give the Property Trustee, the
Administrative Trustees and the Debenture Trustee notice of its election of such Extension Period at least two Business Days prior to the earlier of:


   *    the applicable Interest Payment Date on its Subordinated
        Debentures; or


   * the date the Portfolio Issuer is required to give notice of the record date, or of the date on which such Distributions are payable, to the Amex (or other applicable self-regulatory organization) or to holders of the Portfolio Trust Preferred Securities, but in any event at least one Business Day before such record date.

   Subject to the foregoing, there is no limitation on the number of times that a Bank Holding Company may elect to begin an Extension
Period.

REDEMPTION


   Each Bank Holding Company will have the right, after receipt of prior approval of the Federal Reserve, if approval is then required, to redeem its Subordinated Debentures prior to maturity on any Distribution Date occurring on or after March 31, 2005, in whole or in part.

   The redemption price will equal 100% of the principal amount to be redeemed, plus any accrued and unpaid interest to the date of redemption and any expense reimbursement obligations for the period commencing March 31, 2005 and ending March 31, 2010. See "The Trust Preferred Securities-- Redemption--General."


DISTRIBUTION UPON LIQUIDATION

   Under certain circumstances involving the dissolution, winding up or termination of a Portfolio Issuer, the Subordinated Debentures of its Bank Holding Company parent may be distributed to the holders of the Portfolio Trust Preferred Securities in liquidation of such Portfolio Issuer after satisfaction of liabilities to creditors of such Portfolio Issuer. Any such distribution will be subject to receipt of prior approval by the Federal Reserve if then required under applicable policies or guidelines of the Federal Reserve.

SUBORDINATION

   The Subordinated Debentures of each Bank Holding Company are subordinated and rank junior in right of payment to all Senior Debt, Subordinated Debt and Additional Senior Obligations (each as defined below) of such Bank Holding Company. Upon any payment or distribution of assets to creditors upon any liquidation, dissolution, or any bankruptcy, insolvency, debt restructuring or similar proceedings, the holders of Senior Debt, Subordinated Debt and Additional Senior Obligations of the Bank Holding Company will first be entitled to receive payment in full of principal of, and premium, if any, and interest, if any, on such Senior Debt, Subordinated Debt and Additional Senior Obligations before the holders of the Subordinated Debentures will be entitled to receive or retain any payment in respect of the principal of or interest on the Subordinated Debentures.

   In the event of the acceleration of the maturity of any Subordinated Debentures, the holders of all Senior Debt, Subordinated Debt and Additional Senior Obligations of the Bank Holding Company outstanding at the time of such acceleration will first be entitled to receive payment in full of all amounts due thereon (including any amounts due upon acceleration) before the holders of the Subordinated Debentures will be entitled to receive or retain any payment in respect of the principal of or interest on the Subordinated Debentures.

   No payments on account of principal or interest in respect of the Subordinated Debentures of any Bank Holding Company may be made if:

   * there has occurred and is continuing a default in any payment with respect to Senior Debt, Subordinated Debt or Additional Senior Obligations of the Bank Holding Company;

   * there has occurred and is continuing an event of default with respect to any Senior Debt, Subordinated Debt or Additional Senior Obligations of the Bank Holding Company resulting in the acceleration of the maturity thereof, or

   * if any judicial proceeding is pending with respect to any such default.

SELECTED DEFINITIONS

   "Debt" means, with respect to any person, whether recourse is to all or a portion of the assets of such person and whether or not contingent:

   *    every obligation of such person for money borrowed or owed;

   * every obligation of such person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;

   * every reimbursement obligation of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person;

   * every obligation of such person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

   *    every capital lease obligation of such person; and

   * every obligation of the type referred to in the foregoing clauses of another person and all dividends of another person the payment of which, in either case, such person has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

   "Senior Debt" means, with respect to a Bank Holding Company, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Bank Holding Company whether or not such claim for post-petition interest is allowed in such proceeding), on its Debt, whether incurred on or prior to the date of its Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Subordinated Debentures or to its other Debt which ranks equal with, or subordinated to, its Subordinated Debentures, except that Senior Debt does not include

   * any Debt of the Bank Holding Company which when incurred and without respect to any election under section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Bank Holding Company;

   * any Debt of the Bank Holding Company to any of its subsidiaries;

   *    any Debt to any employee of the Bank Holding Company;

   * any Debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such Debt by the holders of the Subordinated Debentures as a result of the subordination provisions of the Indenture would be greater than they otherwise would have been as a result of any obligation of such holders to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Debt is subject; and

   *    Debt which constitutes Subordinated Debt.

   "Subordinated Debt" means, with respect to a Bank Holding Company, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Bank Holding Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whenever incurred, which is expressly provided to be junior and subordinate to other Debt of such Bank Holding Company (other than the Subordinated Debentures).

   "Additional Senior Obligations" means, with respect to a Bank
Holding Company, all of its indebtedness, whenever incurred, for claims in respect of derivative products such as interest and foreign exchange contracts, commodity contracts and similar arrangements; except that Additional Senior Obligations do not include claims in respect of Senior Debt or Subordinated Debt or obligations which, are expressly stated to be not superior in right of payment to the Subordinated Debentures or to rank equal in right of payment with the Subordinated Debentures.

   "Claim" has the meaning given in Section 101(4) of the United
States Bankruptcy Code of 1978, as amended.

DEBENTURE EVENTS OF DEFAULT

   The Indenture provides that the occurrence and continuance of the following events constitutes an event of default (a "Debenture Event of Default") with respect to the Subordinated Debentures of any Bank
Holding Company:

   * failure for 30 days to pay any interest on such Subordinated Debentures, when due (subject to the deferral of any due date in the case of an Extension Period); or

   * failure to pay any principal on such Subordinated Debentures when due whether at maturity, upon redemption by declaration or otherwise; or

   * failure to observe or perform in any material respect certain other covenants contained in the related Indenture for 90 days after written notice to the applicable Bank Holding Company from the Debenture Trustee or the holders of at least 25% in aggregate outstanding principal amount of such Subordinated Debentures; or

   * certain events in bankruptcy, insolvency or reorganization of the applicable Bank Holding Company.

   The holders of a majority in principal amount of the Subordinated Debentures of any Bank Holding Company have the right to direct the time, method and place of conducting any proceeding for any remedy available to the applicable Debenture Trustee. Such Debenture Trustee, or the holders of not less than 25% in aggregate outstanding principal amount of such Subordinated Debentures, may declare the principal due and payable immediately upon a Debenture Event of Default. The holders of a majority in aggregate outstanding principal amount of such Subordinated Debentures may annul such declaration and waive the default if the default, other than the non-payment of the principal of such Subordinated Debentures which has become due solely by such acceleration, has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee. Should the holders of such Subordinated Debentures fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Preferred Securities with respect to the Subordinated Debentures of any Bank Holding Company will have such right.

   If a Debenture Event of Default has occurred and is continuing with respect to the Subordinated Debentures of any Bank Holding Company, the Property Trustee will have the right to declare the principal of and the interest on such Subordinated Debentures, and any other amounts payable under the related Indenture, to be due and payable and to enforce its other rights as a creditor with respect to such Subordinated Debentures.

CONSOLIDATION, MERGER, SALE OF ASSETS AND OTHER TRANSACTIONS

   No Bank Holding Company may consolidate with or merge into any other person or convey or transfer its properties and assets substantially as an entirety to any person, and no person may consolidate with or merge into a Bank Holding Company or sell, convey, transfer or otherwise dispose of its properties and assets substantially as an entirety to a Bank Holding Company, unless:

   * the successor person is organized under the laws of the United States or any State or the District of Columbia, and such successor person expressly assumes by supplemental indenture the Bank Holding Company's obligations on its Subordinated Debentures,

   * immediately after giving effect thereto, no Debenture Event of Default, and no event which, after notice or lapse of time or both, would become a Debenture Event of Default, has occurred and is continuing in respect of its Subordinated Debentures; and

   * certain other conditions as prescribed in the Indenture are met.

INFORMATION CONCERNING THE DEBENTURE TRUSTEE

   The Debenture Trustee has and is subject to all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to such provisions, the Debenture Trustee is under no obligation to exercise any of the powers vested in it by the Indenture at the request of any holder of Subordinated Debentures, unless offered reasonable indemnity by such holder against the costs, expenses and liabilities which might be incurred thereby. The Debenture Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Debenture Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

ADDITIONAL COVENANTS

   Each of the Bank Holding Companies has made certain covenants in the Indenture. Among other things, each Bank Holding Company has agreed:

   * to maintain directly or indirectly 100% ownership of the common securities of its related Portfolio Issuer (except that certain successors which are permitted pursuant to the Indenture may succeed to such Bank Holding Company's ownership of such common securities);

   * not to voluntarily terminate, wind up or liquidate its Portfolio Issuer, except upon prior approval of the Federal Reserve, if required, except that it may dissolve its Portfolio Issuer (a) in connection with a distribution of its Subordinated Debentures to the Fund as the holder of the related Portfolio Trust Preferred Securities or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement; and

   * to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause its Portfolio Issuer to remain classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes.

             THE TRUST PREFERRED SECURITIES GUARANTEE

GENERAL

   Each Bank Holding Company will execute and deliver a Trust
Preferred Securities Guarantee Agreement (the "Guarantee") for the benefit of the Fund as holder of the Preferred Securities of its Portfolio Issuer. In the Guarantee, it will irrevocably agree to pay in full on a subordinated basis, to the extent set forth therein, the Guarantee Payments (as defined below) to the holders of the related Portfolio Trust Preferred Securities, as and when due, regardless of any defense, right of set-off or counterclaim that its related Portfolio Issuer may have or assert other than the defense of payment.

   The following payments with respect to the Portfolio Trust
Preferred Securities, to the extent not paid by or on behalf of its Portfolio Issuer (the "Guarantee Payments"), will be subject to the Guarantee by each Bank Holding Company:

   * any accrued and unpaid Distributions required to be paid on the Portfolio Trust Preferred Securities by such Bank
        Holding Company, to the extent that its Portfolio Issuer has funds available therefor at such time;

   *    the redemption price with respect to any Preferred
        Securities called for redemption by such Bank Holding
        Company, to the extent that its Portfolio Issuer has funds available therefor at such time; and

   * upon a voluntary or involuntary dissolution, winding up or termination of its Portfolio Issuer (other than in connection with the distribution of Subordinated Debentures to the holders of Portfolio Trust Preferred Securities or a redemption of all of the Portfolio Trust Preferred Securities), the lesser of: (1) the amount of the Liquidation Distribution, to the extent its Portfolio Issuer has funds available therefor at such time, and (2) the amount of assets of its Portfolio Issuer remaining available for distribution to holders of Preferred Securities in liquidation of its Portfolio Issuer.

   The obligation of a Bank Holding Company to make a Guarantee
Payment may be satisfied by direct payment of the required amounts by the Bank Holding Company to the holders of the Portfolio Trust Preferred Securities. A Bank Holding Company may also satisfy its obligation by causing its Portfolio Issuer to pay such amounts to such holders.

   The Guarantees will not apply to any payment of Distributions except to the extent the Portfolio Issuer has funds available therefor. If a Bank Holding Company does not make interest payments on the Subordinated Debentures held by its Portfolio Issuer, the Portfolio Issuer will not pay Distributions on the Portfolio Trust Preferred Securities and will not have funds legally available therefor.

STATUS OF THE GUARANTEES

   The Guarantees will constitute an unsecured obligation of each Bank Holding Company and will rank subordinate and junior in right of payment to all Senior Debt, Subordinated Debt and Additional Senior Obligations of such Bank Holding Company in the same manner as the Subordinated Debentures. The Guarantees do not place limitations on the amount of additional Senior Debt, Subordinated Debt or Additional Senior Obligations that may be incurred by the Bank Holding Companies. The Bank Holding Companies have advised us that they expect to incur additional indebtedness from time to time constituting Senior Debt, Subordinated Debt and Additional Senior Obligations.

   Because each Bank Holding Company is a holding company, the right of each Bank Holding Company to participate in any distribution of assets of any subsidiary bank upon such bank's liquidation or reorganization or otherwise is subject to the prior claims of creditors of that bank, except to the extent the Bank Holding Company may itself be recognized as a creditor of that bank. Each Bank Holding Company's obligations under its Guarantee, therefore, will be effectively subordinated to all existing and future liabilities of the Bank Holding Company's subsidiaries, and claimants would be required to look only to the assets of the Bank Holding Company for payments thereunder.

VOTING RIGHTS; AMENDMENTS AND ASSIGNMENT

   Pursuant to the Guarantee by each Bank Holding Company, if any Distributions payable on the Portfolio Trust Preferred Securities of its Portfolio Issuer are in arrears for six quarterly periods, the Fund, as the holder of the Portfolio Trust Preferred Securities, voting separately as a class with any other holders of preferred securities having similar voting rights, will be entitled at the next regular or special meeting of shareholders of such Bank Holding Company to elect two directors to the Board of Directors of the Bank Holding Company.
Such voting rights will continue until such time as the Distribution arrearage on such Portfolio Trust Preferred Securities has been paid in full. The affirmative consent of the holders of at least 66-2/3% of the outstanding Portfolio Trust Preferred Securities of any Portfolio Issuer will be required for such Portfolio Issuer to adopt amendments to the related Guarantee that would adversely affect the rights or privileges of the holders of such Portfolio Trust Preferred Securities. No vote of the holders of Portfolio Trust Preferred Securities will be required with respect to any amendments to the Guarantee which do not adversely affect the rights or privileges of such holders. See "Description of the Preferred Securities-- Voting Rights; Amendment of Trust Agreement."

EVENTS OF DEFAULT

   An event of default under a Guarantee will occur upon the failure of the applicable Bank Holding Company to perform any of its payment or other obligations thereunder. The Fund, as the holder of Portfolio
Trust Preferred Securities, would have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of any Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under the Guarantees.

   Each Bank Holding Company is required to file annually with the Guarantee Trustee a certificate as to whether or not it is in compliance with all the conditions and covenants applicable to it under the Guarantee.

INFORMATION CONCERNING THE GUARANTEE TRUSTEE

   The Guarantee Trustee, other than during the occurrence and continuance of a default by a Bank Holding Company in performance of the Guarantee, undertakes to perform only such duties as are specifically set forth in the Guarantee and, following default by a Bank Holding Company with respect to the Guarantee, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to such provisions, the Guarantee Trustee is under no obligation to exercise any of the powers vested in it by a Guarantee at the request of any holder of any Portfolio Trust Preferred Securities, unless it is offered reasonable indemnity against the costs, expenses and liabilities that it might incur.

TERMINATION OF THE GUARANTEES

   A Guarantee will terminate and be of no further force and effect upon:

   *    full payment of the redemption price of the related
        Portfolio Trust Preferred Securities;

   * full payment of the amounts payable upon liquidation of the related Portfolio Issuer; or

   * distribution of the related Subordinated Debentures to the holders of the Portfolio Trust Preferred Securities.

          RELATIONSHIP AMONG THE PORTFOLIO TRUST PREFERRED
          SECURITIES, THE SUBORDINATED DEBENTURES AND THE
                             GUARANTEE

FULL AND UNCONDITIONAL GUARANTEE

   Payments of Distributions and other amounts due on the Portfolio Trust Preferred Securities are irrevocably guaranteed by the applicable Bank Holding Company as and to the extent set forth under "The Trust Preferred Securities Guarantees." The Fund believes that, taken together, the obligations of each Bank Holding Company under its Subordinated Debentures and the related Indenture, Trust Agreement and Guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee, on a subordinated basis, of payment of Distributions and other amounts due on the related Portfolio Trust Preferred Securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the obligations of the Portfolio Issuers under the Portfolio Trust Preferred Securities.

   To the extent that a Bank Holding Company does not make payments on its Subordinated Debentures, its Portfolio Issuer will not pay Distributions or other amounts due on its Portfolio Trust Preferred Securities. The Guarantee does not cover payment of Distributions when a Portfolio Issuer does not have sufficient funds to pay such Distributions. In that event, the remedy of the Fund, as holder of the Portfolio Trust Preferred Securities, would be to institute a legal proceeding directly against the applicable Bank Holding Company for enforcement of payment of such Distributions to such holder. The obligations of each of the Bank Holding Companies under its Guarantee are subordinate and junior in right of payment to all of its Senior Debt, Subordinated Debt and Additional Senior Obligations.

SUFFICIENCY OF PAYMENTS

   As long as payments of interest and other payments are made when due on the Subordinated Debentures of a Bank Holding Company, such payments will be sufficient to cover Distributions and other payments due on the related Portfolio Trust Preferred Securities, primarily because:

   *    the aggregate principal amount of such Subordinated
        Debentures will be equal to the sum of the aggregate stated Liquidation Amount of such Portfolio Trust Preferred
        Securities;

   * the interest rate and interest and other payment dates on such Subordinated Debentures will match the Distribution rate and Distribution and other payment dates for the related Portfolio Trust Preferred Securities;

   * the Bank Holding Company will pay for all costs, expenses and liabilities of its Portfolio Issuer, except its obligations to the Fund as holder of its Portfolio Trust
        Preferred Securities; and

   * each Trust Agreement provides that the applicable Portfolio Issuer will not engage in any activity that is not consistent with its limited purposes.

ENFORCEMENT RIGHTS OF HOLDERS OF PREFERRED SECURITIES

   The Fund, as holder of a Portfolio Trust Preferred Security, may institute a legal proceeding directly against the related Bank Holding Company to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee, the related Portfolio Issuer or any other person or entity.

   A default or event of default under any Senior Debt, Subordinated Debt or Additional Senior Obligations of a Bank Holding Company would not constitute a default under its Subordinated Debentures. In the event, however, of payment defaults under, or acceleration of, Senior Debt, Subordinated Debt or Additional Senior Obligations of the Bank Holding Company, the subordination provisions of the Indenture provide that no payments may be made in respect of its Subordinated Debentures until such Senior Debt, Subordinated Debt or Additional Senior Obligations has been paid in full or any payment default thereunder has been cured or waived. Failure to make required payments on the Subordinated Debentures would constitute an Event of Default.

LIMITED PURPOSE OF THE PORTFOLIO ISSUERS

   The Portfolio Trust Preferred Securities evidence a preferred undivided beneficial interest in the assets of the Portfolio Issuers. Each Portfolio Issuer exists for the exclusive purposes of:

   * issuing its Portfolio Trust Preferred Securities representing undivided beneficial interests in its assets;

   *    investing the gross proceeds of its Portfolio Trust
        Preferred Securities in the Subordinated Debentures issued by its Bank Holding Company, and

   * engaging in only those other activities necessary, advisable, or incidental thereto.

   A principal difference between the rights of a holder of a Portfolio Trust Preferred Security and the rights of a holder of a Subordinated Debenture is that a holder of a Subordinated Debenture is entitled to receive from the related Bank Holding Company the principal amount of and interest accrued on Subordinated Debentures held, while the Fund, as holder of Portfolio Trust Preferred Securities, is entitled to receive Distributions from the Portfolio Issuer (or from the related Bank Holding Company under the Guarantee) if and to the extent the Portfolio Issuer has funds available for the payment of such Distributions.

RIGHTS UPON TERMINATION

   Upon any voluntary or involuntary termination, winding-up or liquidation of a Portfolio Issuer involving the liquidation of the related Subordinated Debentures, the Fund, as holder of the related Portfolio Trust Preferred Securities, will be entitled to receive, out of assets held by the Portfolio Issuer, the liquidation distribution in respect of such Portfolio Trust Preferred Securities in cash. See "Description of the Preferred Securities--Liquidation Distribution Upon Termination." Upon any voluntary or involuntary liquidation or bankruptcy of a Bank Holding Company, the Property Trustee, as holder of the Subordinated Debentures, would be a subordinated creditor of such Bank Holding Company, subordinated in right of payment to all of its Senior Debt, Subordinated Debt and Additional Senior Obligations, but entitled to receive payment in full of principal and interest before any shareholders of that Bank Holding Company receive payments or distributions. Since each Bank Holding Company is the guarantor under its Guarantee and has agreed to pay for all costs, expenses and liabilities of its Portfolio Issuer (other than its obligations to the holders of its Portfolio Trust Preferred Securities), the positions of a holder of the Portfolio Trust Preferred Securities and a holder of the Subordinated Debentures relative to other creditors and to shareholders of a Bank Holding Company in the event of liquidation or bankruptcy of that Bank Holding Company are expected to be substantially the same.

                      INVESTMENT RESTRICTIONS


   The Fund has adopted a fundamental policy that the Fund may not:
(a) purchase any securities or instruments other than the Portfolio
Trust Preferred Securities; (b) issue any securities or instruments except for the Shares; (c) dispose of the Portfolio Trust Preferred Securities during the term of the Fund, other than in connection with a redemption thereof by a Portfolio Issuer or Bank Holding Company; (d) sell short, purchase on margin, or write put and call options; (e) borrow money; (f) issue senior securities; (g) underwrite securities of other issuers, except to the extent the Fund may be deemed to be underwriting the Portfolio Trust Preferred Securities; (h) purchase or sell real estate or commodities; (i) make loans; or (j) concentrate its investments in any particular industry or group of industries, except the Fund intends to invest substantially all of its assets in the Portfolio Trust Preferred Securities. In addition, if the Fund receives Subordinated Debentures during the term of the Fund, as a result of an election by a Portfolio Issuer to exchange the related Subordinated Debentures for Portfolio Trust Preferred Securities, the Fund may not dispose of such Subordinated Debentures.


   Because of these limitations, the Fund's investments will be concentrated in the financial services industry, which is the industry in which the Bank Holding Companies currently operate.

   The foregoing fundamental policies may not be changed without the vote of a majority of the outstanding Shares. A majority of the outstanding Shares means: (i) 67% or more of the Shares present at a Shareholder meeting, if the holders of more than 50% of the Shares are present or represented by proxy; or (ii) more than 50% of the Shares, whichever is less. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Fund Trustees without your approval.

                         BOOK-ENTRY SYSTEM

   The Shares will be issued in the form of one or more global securities (the "Global Securities") deposited with The Depository Trust Company (the "Depository") and registered in the name of a nominee of the Depository.

   The Depository has advised the Fund and the Underwriters as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York
Uniform Commercial Code and a "clearing agency" registered pursuant to
Section 17A of the Securities Exchange Act of 1934, as amended. The
Depository was created to hold securities of persons who have accounts with the Depository ("Participants") and to facilitate the clearance and settlement of securities transactions among its Participants in such securities through electronic book-entry changes in accounts of the Participants, thereby eliminating the need for physical movement of certificates. Such Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

   According to the Depository, the foregoing information with respect to the Depository has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

   Upon the issuance of a Global Security, the Depository or its nominee will credit the Shares represented by such Global Security to the accounts of Participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to Participants or persons that may hold interests through Participants. Ownership of beneficial interests by Participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depository or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through Participants will be shown on, and the transfer of that ownership interest within such Participant will be effected only through, records maintained by such Participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

   So long as the Depository for a Global Security, or its nominee, is the registered owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole owner or holder of the Shares. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the Shares registered in their names and will not receive or be entitled to receive physical delivery of the Shares in definitive form and will not be considered the owners or holders thereof.

   Quarterly distributions on Shares registered in the name of or held by the Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Fund, any Fund Trustee, the Administrator, the Fund's paying agent or the Custodian (each as defined herein) for the Shares will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   The Fund expects that the Depository, upon receipt of any payment in respect of a Global Security, will immediately credit Participants' accounts with payments in amounts proportionate to their beneficial interests in such Global Security as shown on the records of the Depository. The Fund also expects that payments by Participants to owners of beneficial interests in such Global Security held through such Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such Participants.

   A Global Security may not be transferred except as a whole by the Depository to a nominee or a successor of the Depository. If the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Fund within ninety days, the Fund will issue Shares in definitive registered form in exchange for the Global Security representing such Shares. In addition, the Fund may at any time and in its sole discretion determine not to have any Shares represented by one or more Global Securities and, in such event, will issue Shares in definitive form in exchange for all of the Global Securities representing the Shares. Further, if the Fund so specifies with respect to the Shares, an owner of a beneficial interest in a Global Security representing Shares may, on terms acceptable to the Fund and the Depository for such Global Security, receive Shares in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of Shares represented by such Global Security equal in number to that represented by such beneficial interest and to have such Shares registered in its name.

                              TRUSTEES

   The trustees of the Fund (the "Fund Trustees") will consist of three individuals, none of whom will be an "interested person" of the Fund as defined in the Investment Company Act. The Fund Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

   The Fund Trustees and officers are:

                                                               PRINCIPAL OCCUPATION DURING PAST
  NAME, AGE AND ADDRESS                 TITLE                             FIVE YEARS
-------------------------  --------------------------------  -------------------------------------
Patrick R. Koster          Initial Trustee, interim Chief       First Vice President of Stifel,
                           Executive Officer and interim        Nicolaus & Company,
                           Chief Financial Officer (to          Incorporated since 199__;
                           resign prior to distribution of      Vice President of Stifel,
                           the Shares)                          Nicolaus & Company,
                                                                Incorporated since 199__.
                           Managing Trustee
                           Fund Trustee
                           Fund Trustee
                           Secretary


COMPENSATION OF FUND TRUSTEES

   The Fund will pay the annual fees and anticipated out-of-pocket expenses of each unaffiliated Fund Trustee and any additional fees of the Fund's Managing Trustee. The Fund will pay each such unaffiliated Fund Trustee $___ for each Fund Trustees' meeting attended in-person or by telephone. None of the Fund Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                      MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION

   The Fund will be internally managed and will not have an investment adviser. The Fund's portfolio will consist only of the Portfolio Trust Preferred Securities. The Fund's portfolio will not be actively managed. The Fund Trustees will authorize the purchase of the Portfolio Trust Preferred Securities as directed by the Declaration of Trust. It is a fundamental policy of the Fund that the Portfolio Trust Preferred Securities may not be disposed of during the term of the Fund other than in connection with a redemption thereof.

   All expenses incurred in the Fund's formation and other initial expenses and expenses relating to the Offering shall be paid by the Bank Holding Companies in connection with the investment by the Fund in the Portfolio Trust Preferred Securities. The Fund will pay the Administrator a quarterly fee at an annual rate of [____]% of the net asset value of the Fund. The Administrator will also be reimbursed for the ongoing administrative and other expenses of the Fund, such as accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Administrator, the Custodian (as defined herein) and the paying agent, fees and expenses of Fund
Trustees, accounting costs, brokerage costs, litigation, mailing and other expenses properly payable by the Fund, by the Bank Holding Companies. The Administrator will reimburse the Custodian, the Fund's paying agent and the Fund Trustees for expenses incurred in the execution of their duties.

ADMINISTRATOR


   The day-to-day affairs of the Fund will be managed by _______________ as the administrator (the "Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Fund Trustees have delegated most of their operational duties to the Administrator, including the duties to: (i) pay, or cause to be paid, all expenses incurred by the Fund; (ii) with the approval of the Fund Trustees, engage legal and other professional advisors (other than the independent public accountants for the Fund);
(iii) instruct the Fund's paying agent to pay distributions on Shares as described herein; (iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Fund, and keep all books and records for the Fund; (v) at the direction of the Fund Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Fund; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Fund Trustees and any meetings of holders of Shares. The Administrator will not, however, select the independent public accountants for the Fund or sell or otherwise dispose of the Fund assets (except in connection with the early redemption thereof).


   The address of the Administrator is ________________________.

CUSTODIAN AND TRANSFER AGENT

   The Fund's custodian (the "Custodian") is ____________________.
The Custodian will perform the Fund's custodial and portfolio accounting services, as well as serve as the Fund's dividend paying agent.

   ______________, whose address is ______________, will serve as the transfer agent to the Fund.

INDEMNIFICATION

   The Fund will, to the fullest extent permitted by applicable law, indemnify each Fund Trustee, the Administrator, the transfer agent and the Custodian with respect to any claim, liability or loss which it may incur in acting as such, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ESTIMATED EXPENSES

   Organization costs of the Fund in the amount of $_____________ and estimated costs of the Fund in connection with the initial registration of the Shares and the Offering in the amount of approximately $____________ will be paid to the Fund by the Bank Holding Companies in connection with the investment by the Fund in the Portfolio Trust Preferred Securities. The Administrator will be reimbursed for ongoing administrative and other expenses of the Fund by the Bank Holding Companies. The Administrator will reimburse the Custodian, the transfer agent and the Fund Trustees for expenses incurred in the execution of their duties.

                          NET ASSET VALUE

   The net asset value of the Fund will be calculated on the last business day of each calendar quarter and at such other times as may be determined by the Fund Trustees. The net asset value is the value of our net assets, that is, our assets less our liabilities, excluding our capital stock and surplus. So long as there is no active trading market for the Portfolio Trust Preferred Securities, they will be valued as determined in good faith by the Fund Trustees.

    The value of our assets as determined by the Fund Trustees must approximate market value, or the value that the Fund Trustees reasonably believe could be received in the short term upon the sale of the securities we hold. The Fund Trustees have established and will regularly monitor procedures to value the Portfolio Trust Preferred Securities. Initially, they will be valued at cost. In determining the fair value of such securities, the Fund Trustees ordinarily will consider the following factors:

   *    publicly available information regarding the Bank Holding
        Companies,

   * market conditions and values ascribed to comparable securities issued by comparable companies,

   *    the existence of restrictions on the sale of the securities,

   * the public trading values of comparable debt securities of comparable companies and the current yield to call on comparable securities, and

   * changes in the financial condition and prospects of the Bank Holding Companies.

    Although the Fund Trustees will have responsibility for the valuation process, the actual valuation may be done by one or more agents selected by the Fund Trustees.

              CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

   The following is a summary of the material United States federal income tax considerations that may be relevant to the purchasers of the Shares. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations issued thereunder and current administrative rulings and court decisions, all of which are subject to change at any time, with possible retroactive effect. Subsequent changes may cause the tax consequences to vary substantially from the consequences described below. As part of its fiscal year 2001 budget proposal, the Clinton Administration recently made certain proposals (the "Proposals") aimed at curbing what have become known as "corporate tax shelters." Although we believe these Proposals, if enacted into law in their current form, are not likely to apply to the purchase, ownership, and disposition of the Shares (based on both their substance and the proposed effective date), because no specific statutory language has been proposed and because the proposed effective date is subject to change, the effect of the Proposals is uncertain.

   The authorities on which the following summary is based are subject to various interpretations, and it is therefore possible that the United States federal income tax treatment of the purchase, ownership, and disposition of the Shares may differ from the treatment described below.

   No attempt has been made in the following discussion to comment on all United States federal income tax matters which may affect purchasers of the Shares. Moreover, this summary generally focuses only on a United States noncorporate holder of the Shares who is an individual citizen or resident of the United States, an estate, the income of which is includable in its gross income for United States federal income tax purposes without regard to its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust ("U.S. Holders"), and who acquires the Shares on their original issue at their offering price and who holds the Shares as a capital asset. This summary has only limited application to dealers in securities, corporations, partnerships or nonresident aliens, and does not address all the tax consequences that may be relevant to holders who may be subject to special tax treatment, such as, for example, banks, thrifts, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors, or persons that will hold the Shares as a position in a "straddle," as part of a "synthetic security" or "hedge," as part of a "conversion transaction" or other integrated investment, or as other than a capital asset. This summary also does not address the tax consequences to persons that have a functional currency other than the U.S. dollar or the tax consequences to Shareholders, partners or beneficiaries of a holder of the Shares. Further, it does not include any description of any alternative minimum tax consequences or the tax laws of any state or local government or of any foreign government that may be applicable to the Shares. Accordingly, each prospective investor should consult, and should rely exclusively on, such investor's own tax advisors in analyzing the federal, state, local and foreign tax consequences of the purchase, ownership or disposition of the Shares.

CLASSIFICATION OF THE SUBORDINATED DEBENTURES

   Each Bank Holding Company intends to take the position that its Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Bank Holding Company under current law, and, by acceptance of a Share, each holder covenants to treat the underlying Subordinated Debentures as indebtedness and the Shares as evidence of an indirect beneficial ownership interest in the Subordinated Debentures. No assurance can be given, however, that such position of a Bank Holding Company will not be challenged by the Internal Revenue Service or, if challenged, that such a challenge will not be successful. The remainder of this discussion assumes that the Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Bank Holding Companies.

CLASSIFICATION OF THE FUND AND OF THE PORTFOLIO ISSUERS

   Under current law and assuming full compliance with the terms of the Declaration of Trust (and certain other documents described herein), the Fund will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Under current law and assuming full compliance with the terms of the Trust Agreement of each Portfolio Issuer, each Portfolio Issuer will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of the Shares generally will be treated as owning an undivided beneficial interest in the Portfolio Trust Preferred Securities and in the underlying Subordinated Debentures, and upon the occurrence of an Extension Period each holder will be required to include in its gross income any original issue discount ("OID") accrued with respect to its allocable share of the Subordinated Debentures (see OID discussion below) whether or not cash is actually distributed to such holder.

POTENTIAL EXTENSION OF INTEREST PAYMENT PERIOD AND ORIGINAL ISSUE DISCOUNT

   Under existing Treasury regulations (the "Regulations"), a debt instrument will be deemed to be issued with OID if there is more than a "remote" contingency that periodic stated interest payments due on the instrument will not be timely paid. Because the exercise by a Bank Holding Company of its option to defer the payment of stated interest on the Subordinated Debentures would prevent the Bank Holding Company from declaring dividends on any class of capital stock or making payments on any debt securities that rank equal to or junior in interest to the Subordinated Debentures, each Bank Holding Company believes that the likelihood of its exercising the option is "remote" within the meaning of the Regulations. As a result, each Bank Holding Company intends to take the position that the Subordinated Debentures will not be deemed to be issued with OID. Accordingly, based on this position, stated interest payments on the Subordinated Debentures will be includable in the ordinary income of a holder only at the time that such payments are paid or accrued in accordance with the holder's regular method of accounting. Because the Regulations have not yet been addressed in any published rulings or other published interpretations issued by the Internal Revenue Service, it is possible that the Internal Revenue Service could take a position contrary to the position taken by the Bank Holding Companies.

   If a Bank Holding Company were to exercise its option to defer the payment of stated interest on the Subordinated Debentures, the Subordinated Debentures would be treated, solely for purposes of the OID rules, as being "reissued" at such time with OID. The amount of interest income includable in the taxable income of a holder of the Subordinated Debentures would be determined on the basis of a constant yield method over the remaining term of the instrument regardless of the holder's method of tax accounting and the actual receipt of future payments of stated interest on the Subordinated Debentures would no longer be separately reported as taxable income. Consequently, a holder of the Shares would be required to include OID in ordinary income, on a current basis, over the period that the instrument is held even though a Bank Holding Company would not be making any actual cash payments during the Extension

Period. The amount of OID that would accrue, in the aggregate, during the Extension Period would be approximately equal to the amount of the cash payment due at the end of such period. Moreover, under the Regulations, if the option to defer the payment of interest income with respect to the Subordinated Debentures was determined not to be "remote," the Subordinated Debentures would be treated as having been originally issued with OID. In such event, all of a holder's taxable interest income would be accounted for as OID and any OID included in income would increase the holder's adjusted tax basis in the Subordinated Debentures and the holder's actual receipt of interest payments would reduce such basis.

MARKET DISCOUNT AND ACQUISITION PREMIUM

   A holder of the Shares other than a holder who purchased the Shares upon original issuance may be considered to have acquired its undivided indirect interest in the underlying Subordinated Debentures with "market discount" or "acquisition premium," as such phrases are defined for United States federal income tax purposes. Such a holder should be aware that the Proposals issued as part of the Clinton Administration's proposed fiscal year 2001 budget would require debt holders using the accrual method of accounting to include "market discount" in income as it accrues (see Proposals discussion above) and is advised to consult his or her own tax advisors as to the income tax consequences of the acquisition, ownership and disposition of the Shares.

RECEIPT OF SUBORDINATED DEBENTURES UPON LIQUIDATION OF PORTFOLIO ISSUER

   Each Bank Holding Company will have the right at any time to liquidate its Portfolio Issuer and cause its Subordinated Debentures to be distributed pro rata to the Fund in exchange for the related Portfolio Trust Preferred Securities. Under current United States federal income tax law, and assuming that the Portfolio Issuers will be classified as grantor trusts and not as associations taxable as corporations, a distribution of Subordinated Debentures from a Portfolio Issuer to the Fund in exchange for Portfolio Trust Preferred Securities would not be treated as a taxable event to the Shareholders. If, however, the Portfolio Issuers were classified for United States federal income tax purposes as associations taxable as corporations at the time of the distribution, the distribution of the Subordinated Debentures would constitute a taxable event to the Portfolio Issuers and to the Shareholders and a Shareholder's holding period in the holder's proportionate share of the Subordinated Debentures would begin on the date such Subordinated Debentures were received.

   Under certain circumstances the Subordinated Debentures may be redeemed for cash and the proceeds of such redemption distributed to the Shareholders. Under current law, such a redemption would for United States federal income tax purposes constitute a taxable disposition of a Shareholder's proportionate share of the redeemed Subordinated
Debentures as if the Shareholder had sold its Shares for cash.

DISPOSITION OF SHARES

   Upon the sale of the Shares, a holder will recognize gain or loss in an amount equal to the difference between its adjusted tax basis in the Shares and the amount realized in the sale (except to the extent of any amount received in respect of accrued but unpaid interest not previously included in income). A holder's adjusted tax basis in the Shares generally will be such holder's initial purchase price with respect to the Shares increased by OID (if any) previously includable in the holder's gross income to the date of disposition and decreased by payments (if any) received on the Shares in respect of OID to the date of disposition. In general, any gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if, at the time of disposition, the Shares have been held for more than twelve months.

   The Shares may trade at a price that does not accurately reflect the value of accrued but unpaid interest (or OID if the Subordinated Debentures are treated as having been issued, or reissued, with OID) with respect to the underlying Subordinated Debentures. A holder who disposes of his or her Shares between record dates for payments of distributions thereon will be required to include in ordinary income
(i) any portion of the amount realized that is attributable to such accrued but unpaid interest to the extent not previously included in income, or
(ii) any amount of OID, in either case, that has accrued on its pro rata share of the underlying Subordinated Debentures during the taxable year of sale through the date of disposition. Any OID included in income will increase the holder's adjusted tax basis in his or her Shares transferred (see discussion above). To the extent that the amount realized in the sale is less than the holder's adjusted tax basis, a holder will recognize a capital loss. Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

PAYMENT OF FEES AND EXPENSES BY THE BANK HOLDING COMPANIES

   If and to the extent that it is determined that any fees and expenses borne or incurred by the Bank Holding Companies, including, the fees paid to the Fund Trustees, were properly allocable to, and payable by, the Fund, then each Shareholder may be treated as having received a distribution of, and may be required to include in ordinary income, his or her pro rata share of such fees and expenses properly allocable to the Fund. Such deemed distribution and income inclusion will generally result in a corresponding deduction so that each Shareholder will be entitled to deduct, consistent with his or her method of accounting, his or her pro rata share of such fees and expenses. If a Shareholder is an individual, estate or trust, the deduction for such holder's share of such fees and expenses will be allowed only to the extent that all such holder's miscellaneous itemized deductions, including such holder's share of such fees and expenses, exceed two percent (2%) of such holder's adjusted gross income for the taxable year. In addition, in the case of a Shareholder who is an individual, certain otherwise allowable itemized deductions will be subject generally to additional limitations on itemized deductions under applicable provisions of the Code. A Shareholder is advised to consult with his or her own tax advisors regarding limitations on the deductibility of fees and expenses determined to be properly allocable to, and payable by, the Fund.

POSSIBLE TAX LAW CHANGES


   You should be aware that legislation has been proposed by the Clinton Administration in the past that, if enacted, could have adversely affected the ability of a Bank Holding Company to deduct interest paid on the Subordinated Debentures. No such legislation is currently pending. There can be no assurance, however, that similar legislation will not ultimately be enacted into law, or that other developments will not occur on or after the date hereof that would adversely affect the ability of a Bank Holding Company to deduct the interest payable on the Subordinated Debentures. Consequently, there can be no assurance that a Tax Event will not occur.


BACKUP WITHHOLDING AND INFORMATION REPORTING

   Interest paid on the Subordinated Debentures, or the amount of OID accrued on the Subordinated Debentures, if applicable, held of record by individual citizens or residents of the United States, or certain trusts, estates, and partnerships, will be reported to the Internal Revenue Service on Forms 1099, which forms should be mailed to such holders of the Shares by January 31 following each calendar year. Payments made on, and proceeds from the sale of, the Shares may be subject to a "backup" withholding tax (currently at 31%) unless the holder complies with certain identification and other requirements. Any amounts withheld under the backup withholding rules will be allowed as a credit against the holder's United States federal income tax liability, provided the required information is provided to the Internal Revenue Service.

   THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON THE PARTICULAR SITUATION OF A HOLDER OF THE SHARES.

HOLDERS OF THE SHARES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL,
FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN UNITED STATES FEDERAL OR OTHER TAX LAWS.

                            UNDERWRITING

   Subject to the terms and conditions of the underwriting agreement, the several Underwriters named below, acting through Stifel, Nicolaus
& Company, Inc., as representative of the several Underwriters (the "Representative"), have agreed, severally, to purchase from the Fund the number of Shares set forth opposite their names:

                   UNDERWRITER                    NUMBER OF SHARES           PERCENTAGE
   -------------------------------------------   ------------------         ------------
   Stifel, Nicolaus & Company, Incorporated                                         %
     501 N. Broadway
     St. Louis, Missouri  63102



                                  Total                                          100%
                                                  =================         ============

   The several Underwriters have agreed in the underwriting agreement, subject to certain terms and conditions set forth therein, to purchase all of the Shares offered hereby, if any of such Shares are purchased. In the event of default by an Underwriter, the underwriting agreement provides that, in certain circumstances, purchase commitments of the non-defaulting Underwriters may be increased or the underwriting agreement may be terminated.

   The Offering price and distribution rate have been determined by negotiations among the Bank Holding Companies, the Fund and the Underwriters, and the Offering price of the Shares may not be indicative of the market price following this Offering.

   In view of the fact that the net proceeds of the sale of the Shares will be indirectly used to purchase the Subordinated Debentures of the Bank Holding Companies, the Bank Holding Companies have agreed to pay as compensation to the Representative, for the accounts of the several Underwriters, for arranging the investment of such proceeds therein, an aggregate amount equal to 5% of the price to the public of the Shares, or $1.25 per Share ($2,500,000 in total, or $2,875,000 if the Underwriters' over-allotment option is exercised in full).

   The Fund will incur various expenses in registering the Shares, all of which will be reimbursed by the Bank Holding Companies. The Fund's estimated expenses of this Offering, excluding underwriting discount, are as follows:


         Registration fee                    $15,986
         Printing costs                      $
         Accounting Fee                      $
         Legal fees and expenses             $
         NASD fees                           $ 6,250
         Amex fees                           $
         Miscellaneous                       $
                                             -------
         Total                               $
                                             =======


   This Offering of the Shares is made for delivery when, as and if accepted by the Underwriters and subject to prior sale and to withdrawal, cancellation or modification of the Offering without notice. The Underwriters reserve the right to reject any order for the purchase of Shares.

   The Fund has granted the Underwriters an option, exercisable not later than 30 days from the date of the effectiveness of this Offering
(the date of this Prospectus), to purchase up to an aggregate of 300,000 additional Shares at the Offering price to cover over-allotments. To the extent the Underwriters exercise this option, each of the Underwriters will have a firm commitment to purchase approximately the same percentage of the additional Shares that the number of Shares to be purchased initially by the Underwriter is of the 2,000,000 shares initially purchased by the Underwriters. The Fund will be obligated, pursuant to the option, to sell such Shares to the Underwriters. The Underwriters may exercise such option only to cover over-allotments, if any, incurred in connection with the sale of the 2,000,000 Shares offered in this Offering. If purchased, the Underwriters will sell these additional Shares on the same terms as those on which the initial 2,000,000 Shares are being offered. Interest will start accruing on the date of the closing of the sale of the initial 2,000,000 Shares.

   The Underwriters have advised the Fund that they propose initially to offer the Shares to the public at the public offering price set forth on the cover of this Prospectus, and to certain dealers at such price less a concession not in excess of $____ per Share. The Underwriters may allow, and such dealers may re-allow, discounts not in excess of $____ per Share on sales to certain other dealers. The Representative has informed the Fund that the Underwriters do not intend to confirm sales to accounts over which they exercise discretionary authority.

   There currently is no market for the Shares. Consequently, the initial Offering price has been determined by negotiation among the Fund, the Representative and the Bank Holding Companies. The Fund plans to apply to list the Shares on the Amex under the symbol "PTPA". The Representative has advised the Fund that it presently intends to make a market in the Shares after the commencement of trading on the Amex, but no assurance can be made as to the liquidity of such Shares or that an active and liquid trading market will develop or, if developed, that it will continue. The Representative will have no obligation to make a market in the Shares, however, and may cease market-making activities, if commenced, at any time.

   In connection with and during this Offering, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the market price of the Shares. These transactions may include stabilization transactions under which persons may bid for or purchase Shares to stabilize the market price of the Shares. The Underwriters may also create a "short position" for their own account by selling more Shares in this Offering than they are committed to purchase, and in that case they may purchase Shares in the open market after this Offering is completed to cover all or a part of their short position. The Underwriters may also cover all or a portion of their short position, up to 300,000 Shares, by exercising their over-allotment option described above and on the cover of this Prospectus. Also, the

Representative, on behalf of the Underwriters, may impose "penalty bids," under contractual arrangements with the Underwriters, that allow it to reclaim from an Underwriter (or dealer participating in this Offering), for the account of the other Underwriters, the selling concession on the Shares that the Underwriters distribute in this Offering but later purchase for their account in the open market. Any of these transactions may maintain the price of the Shares at a higher level than the level which the Shares might otherwise bear in the open market. None of these transactions is required, and if the Underwriters, selling agents or others engage in these transactions, they may also stop at any time.

   The underwriting agreement provides that the Fund will indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended. The Bank Holding Companies have made similar indemnifications to the Underwriters and the Fund with respect to certain information contained in this Prospectus regarding the Bank Holding Companies, the Portfolio Issuers and agreements relating to this Offering.

   The foregoing is a summary of certain principal terms of the underwriting agreement. However, this summary is subject to the definitive terms and conditions of the underwriting agreement, a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus forms a part.

   The Underwriters do not intend to confirm sales to accounts over which they exercise discretionary authority.

                           LEGAL MATTERS

   Certain legal matters will be passed upon for the Fund by its counsel, Morgan, Lewis & Bockius LLP, Washington, D.C. Certain legal matters will be passed upon for the Underwriters by their counsel, Bryan Cave LLP, St. Louis, Missouri. Certain matters of Delaware law will be passed upon for the Fund by Richards, Layton & Finger, PA, special Delaware counsel to the Fund. See also "Taxation."

                              EXPERTS

   The statement of assets and liabilities included in this Prospectus has been audited by KPMG LLP, independent auditors, as stated in their opinion appearing herein, and has been included in reliance upon such opinion given on the authority of said firm as experts in auditing and accounting.

                       ADDITIONAL INFORMATION

   The Fund has filed with the SEC, a Registration Statement on Form
N-2 under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, with respect to the Shares offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Fund, that file electronically with the Commission.

                    INDEPENDENT AUDITORS' REPORT

                    [to be provided by auditors]

             BROADWAY STREET POOLED TRUST PREFERRED FUND A

                 STATEMENT OF ASSETS AND LIABILITIES
                          ______________, 2000

                               ASSETS

Cash                                 $
                                     ---------------------------------------

Total Assets                         $
                                     =======================================

                             LIABILITIES

Total Liabilities                    $
                                     =======================================

NET ASSETS                           $
                                     =======================================

                      NET ASSET VALUE PER UNIT

_____ Shares issued and outstanding  $
                                     =======================================

---------------
<F1> The Fund was created as a Delaware business trust on December 9,
     1999 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

==================================================================

                       TABLE OF CONTENTS

Summary Information                                              1
Fee Table                                                        4
Structual Diagram                                                5
Risk Factors                                                     6
The Fund                                                        12
Use of Proceeds                                                 12
Description of the Shares                                       12
Investment Objective and Policies                               13
The Bank Holding Companies                                      14
The Trust Preferred Securities.                                 22

The Subordinated Debentures                                     25
The Trust Preferred Securities Guarantee                        30
Relationship Among the Portfolio Trust Preferred
  Securities, the Subordinated Debentures and the
  Guarantee                                                     32
Investment Restrictions                                         35
Book-Entry System                                               35
Fund Trustees                                                   36
Management Arrangements                                         37
Net Asset Value                                                 38
Certain Federal Income Tax Consequences                         39
Underwriting                                                    43
Legal Matters                                                   45
Experts                                                         45
Additional Information                                          45
Independent Auditors' Report                                    45


                     -----------------------


   THROUGH AND INCLUDING ______________, 2000 (THE 25TH DAY AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

==================================================================


==================================================================

                        2,000,000 SHARES



                        BROADWAY STREET
                          POOLED TRUST
                        PREFERRED FUND A


                  OFFERING PRICE $25 PER SHARE



                       ------------------



                           PROSPECTUS

                       [_________], 2000


                       ------------------







                   STIFEL, NICOLAUS & COMPANY
                          INCORPORATED

==================================================================

                           PART C

                     OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS

1. FINANCIAL STATEMENTS

   Independent Auditors' Report
   Statement of Assets and Liabilities as of ___________, 2000

2. EXHIBITS


   (a)  (1)  Declaration of Trust<F*>
        (2) Certificate of Trust as filed with the State of Delaware on December 9, 1999<F*>
        (3)  Amended and Restated Declaration of Trust<F**>
   (b)  Bylaws<F**>

   (c)  Not applicable
   (d)  Not applicable
   (e)  Not applicable
   (f)  Not applicable

   (g)  Form of Administration Agreement<F**>
   (h)  Form of Underwriting Agreement<F**>

   (i)  Not applicable

   (j)  Form of Custodian Agreement<F**>
   (k)  Material Contracts to be performed after filing
        (1)  Form of Forward Purchase Agreement<F**>
        (2)  Form of Specimen for Portfolio Trust Preferred
             Securities<F**>
        (3)  Form of Amended and Restated Trust Agreement<F**>
        (4)  Form of Indenture<F**>
        (5)  Form of Preferred Securities Guarantee Agreement<F**>
   (l) Opinion and Consent of Morgan, Lewis & Bockius LLP, counsel to the Fund<F**>

   (m)  Not applicable

   (n) (1) Tax Opinion and Consent of Bryan Cave LLP, special tax counsel to the Fund<F**>
        (2) Consent of KPMG LLP, independent auditors for the Fund<F**>

   (o)  Not applicable

   (p)  Form of Initial Capital Agreement<F**>

   (q)  Not applicable

   (r)  Code of Ethics<F**>

[FN]
--------------
<F*>  Previously filed
<F**> To be filed by amendment

ITEM 25. MARKETING ARRANGEMENTS

      See Exhibit (h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


         Registration fee                       $15,986

         Printing costs                         $
                                                 -------------
         Legal fees and expenses                $
                                                 -------------

         NASD fees                              $ 6,250

         Amex fees                              $
                                                 -------------
         Miscellaneous                          $
                                                 -------------
         Total                                  $
                                                 =============


ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   The Fund will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management Arrangements" is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

   Not applicable

ITEM 29. INDEMNIFICATION

   To be included by amendment.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

   All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant ([address]), its Custodian ([address]) and its transfer agent ([address]).

ITEM 32. MANAGEMENT SERVICES

   Not applicable.

ITEM 33. UNDERTAKINGS

   1. The Registrant hereby undertakes to suspend the offering of the Shares covered hereby until it amends its prospectuses contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per Share declines more than 10 percent from its net asset value per Share as of the effective date of the Registration Statement or (2) the net asset value per Share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

   2.   Not Applicable.

   3.   Not Applicable.

   4.   Not Applicable.

   5. The Registrant hereby undertakes that (a) for purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectuses filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

   6.   Not Applicable.

                             SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 14th day of February, 2000.


                                 BROADWAY STREET POOLED TRUST
                                 PREFERRED FUND A



                               By:       /s/ Patrick R. Koster
                                  -------------------------------------
                                           Patrick R. Koster
                                            Initial Trustee


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated and on the 14th day of February, 2000.


                               By:       /s/ Patrick R. Koster
                                  -------------------------------------
                                            Patrick R. Koster
                                     Initial Trustee, Chief Executive
                                    Officer and Chief Financial Officer